UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c−101)

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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AMARILLO BIOSCIENCES, INC.
 (Name of Registrant As Specified in Its Charter)

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AMARILLO BIOSCIENCES, INC.
4134 Business Park Drive
Amarillo, Texas 79110
(806)376-1741

NOTICE OF ACTION BY WRITTEN CONSENT OF THE HOLDERS OF THE MAJORITY
VOTING POWER OF THE COMPANY’S COMMON STOCK

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Shareholders:

On December 24, 2020, Amarillo Biosciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement” or, the “Agreement”) with Ainos, Inc., a Cayman Islands corporation (“Purchaser”) and those certain principal shareholders of the Company including (i) Stephen T. Chen, individually and as Trustee of the Stephen T. Chen and Virginia M. Chen Living Trust, dated April 12, 2018, (ii) Virginia M. Chen, individually and as Trustee of the Stephen T. Chen and Virginia M. Chen Living Trust, dated April 12, 2018, and (iii) Hung Lan Lee, a copy of which is attached hereto as Appendix A. Pursuant to the Agreement, upon the closing of the transactions contemplated thereby (the “Transactions”), the Company will acquire certain patent assets set forth on Annex A of the Patent Assignment attached to the Agreement as Exhibit E (the “Patent Assets”) by issuing 100,000,000 shares of common stock (the “Shares”) valued at $0.20 per share to Purchaser. The Patent Assets encompass technologies relating to development and manufacturing of point-of-care testing rapid test kit products that include diagnostics for COVID-19 (SARS CoV2 Antigen Rapid Test), pneumonia, vaginal infection and helicobacter pylori (H. pylori) bacterial infection. If the Transactions are consummated, the Shares issued to Purchaser will represent seventy and 39/100ths percent (70.39%) of the issued and outstanding shares of common stock of the Company.

The Company is providing this notice that on January 25, 2021, the holders of 29,877,183 shares of issued and outstanding common stock of the Company as of the close of business on January 22, 2021 (the “Record Date”), which constitute approximately 71.02% of the voting power of the Company, approved by written consent the action items set forth below (collectively, the “Action Items”) in lieu of a meeting of shareholders. The Company’s board of directors also approved the Action Items unanimously on December 18, 2020. The Action Items include:

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To approve the Securities Purchase Agreement and the Transactions including the issuance of the Shares to Purchaser in exchange for the Patent Assets;

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To adopt an amended Restated Certificate of Formation, a copy of which is attached to this Information Statement as Appendix B, to, among other matters, (i) increase the authorized number of common stock of the Company from 100,000,000 shares to 300,000,000 shares and (ii) change the Company’s name to “Ainos, Inc.”; and

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To elect seven directors designated by the Purchaser under the Securities Purchase Agreement, as more particularly described in this Information Statement, to serve as the Company’s directors whose term will commence if and when the Transactions are consummated.

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Action Items will not be effective until 20 days after the date that a copy of this Information Statement is mailed to each of our shareholders, unless a later date is required or permitted by the Securities Purchase Agreement.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders who did not execute the written consent of the Action Items, in accordance with the requirements of the Securities and Exchange Commission’s rules and regulations and the Texas Business Organizations Code. This Information Statement will be mailed on or about March 23, 2021 to all of our shareholders of record as of the close of business on the Record Date.

By Order of the Board of Directors,

/s/ Stephen T. Chen, Ph.D.
Stephen T. Chen, Ph.D. Chief Executive Officer

Dated: March 19, 2021

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

March 19, 2021

AMARILLO BIOSCIENCES, INC.
4134 Business Park Drive
Amarillo, Texas 79110
(806)376-1741

This Information Statement is distributed by Amarillo Biosciences, Inc. (the “Company,” “we,” “our” and “us”) to inform our shareholders of actions taken without a meeting by the written consent of the holders of 29,877,183 shares of issued and outstanding common stock of the Company (the “Majority Shareholders”) as of the close of business on January 22, 2021 (the “Record Date”), which constitute approximately 71.02% of the voting power of the Company (the “Written Consent”).

NONE OF THE ACTION ITEMS HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTION ITEMS, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and is being furnished by our Board of Directors (the “Board”) to the holders of record as of the Record Date of our outstanding common stock, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 6.202(d) of the Texas Business Organizations Code (the “Code”).

The cost of preparing, printing and mailing this Information Statement will be paid by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

This Information Statement informs shareholders that on December 18, 2020, our Board, and on January 25, 2021, the Majority Shareholders, adopted and approved (i) the Securities Purchase Agreement dated December 24, 2020, a copy of which is attached hereto as Appendix A, and the transactions contemplated thereby (the “Transactions”) including the issuance of 100,000,000 shares of common stock valued at $0.20 per share in exchange for certain patent assets set forth on Annex A of the Patent Assignment attached to the Securities Purchase Agreement as Exhibit E, (ii) the adoption of an amended Restated Certificate of Formation, a copy of which is attached to this Information Statement as Appendix B, to, among other matters, (i) increase the authorized number of common stock of the Company from 100,000,000 shares to 300,000,000 shares and (ii) change the Company’s name to “Ainos, Inc.” (the “Certificate Amendment”), and (iii) the election of seven directors designated by the Purchaser under the Securities Purchase Agreement, as more particularly described in this Information Statement, to serve as the Company’s directors whose term will commence if and when the Transactions are consummated (the “Election of Purchaser Designated Directors”). Under the Company’s existing Restated Certificate of Formation, approval of each of the Action Items requires the affirmative vote of holders of fifty-one percent (51%) of the shares entitled to vote on such Action Item. As of the Record Date, there were 42,066,172 shares of common stock outstanding, and the Majority Shareholders beneficially owned 29,877,183 shares of issued and outstanding common stock and approximately 71.02% of the voting power of the Company. Accordingly, the Written Consent executed by the Majority Shareholders pursuant to the Code and the Company’s charter documents is sufficient to approve the Action Items and no further shareholder action is required to approve the Action Items. No payment was made to any person or entity in consideration of execution of the Written Consent.

Accordingly, all necessary corporate approvals to effectuate the Action Items have been obtained.  We are not seeking approval from our remaining shareholders.  This Information Statement is furnished solely for the purpose of informing our shareholders, in the manner required by the Exchange Act and the Code, of the approval of the Action Items.  Pursuant to Section 14(c) of the Exchange Act and Rule 14c-2 promulgated pursuant thereto, the Action Items will not be effective until 20 days after the date this Information Statement is mailed to each of our shareholders, unless a later date is required or permitted by the Securities Purchase Agreement.  The Action Items are expected to become effective on or after April 12, 2021 or such later date as all conditions and requirements to effectuate each of the Action Items are satisfied.

The Action Matters approved by the Majority Shareholders by written consent are not corporate actions for which shareholders of a Texas corporation are entitled to a dissenter’s right under Section 21.460 and Section 10.354, et seq. of the Code.

Our shareholders as of the Record Date are being furnished copies of this Information Statement.  This Information Statement will be mailed or furnished to our shareholders on or about March 23, 2021.

QUESTIONS AND ANSWERS ABOUT
THIS INFORMATION STATEMENT AND THE TRANSACTIONS

Q. Why did I receive this Information Statement?

A. The Exchange Act and the Code require us to provide you with information regarding the Action Items, even though your vote is neither required nor requested to approve the Action Items.

Q. Why am I not being asked to vote on the Action Items?

A. The Board unanimously adopted, approved and recommended the approval of the Action Items and determined that the Action Items are advisable and in the best interests of the Company and our shareholders. The Action Items have also been approved by the written consent of the Majority Shareholders. Such approval is sufficient under the Code and no further approval by our shareholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. What do I need to do now?

A. Nothing. This Information Statement is provided to you solely for your information and does not require or request you to do anything.

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “target,” “future,” “seek,” “likely,” “strategy,” “may,” “should,” “will,” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include, among others, the following:

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the risk that one or more closing conditions to the Transactions may not be satisfied or waived, on a timely basis or otherwise;
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the risk that the Transactions do not close when anticipated, or at all;
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matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the Transactions;
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there may be a material adverse change of the Company, or its business may suffer as a result of uncertainty surrounding the Transactions;
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the Transactions may involve unexpected costs, liabilities, or delays;
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the Company’s limited cash and history of losses;
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the Company’s ability to achieve profitability;
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heated competition and rapidly advancing technology in the Company’s industry that may outpace its technology;
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customer demand for the products and services the Company develops;
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the impact of competitive or alternative products, technologies and pricing;
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the Company’s ability to manufacture any products it develops;
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general economic conditions and events and the impact they may have on the Company and its potential customers, including but not limited to the impact of COVID-19;
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the Company’s ability to obtain adequate financing in the future;
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the impact of promulgation and implementation of regulations by the U.S. Food and Drug Administration (“FDA”) and by foreign governmental instrumentalities with functions similar to those of the FDA on the Company’s operations and technology;
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lawsuits and other claims by third parties or investigations by various regulatory agencies governing the Company’s operations; and
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our success in managing the risks involved in the foregoing items.

Any forward-looking statement made by us in this Information Statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. You should also review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - “Risk Factors” in the Form 10-K and Management’s Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. The forward-looking statements contained in this Information Statement are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements are based on management’s current expectations, estimates and projections. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date of the front of the document.

THE SECURITIES PURCHASE AGREEMENT AND THE TRANSACTIONS

This section describes the material provisions of the Securities Purchase Agreement, but does not purport to describe all of the terms of the Securities Purchase Agreement. The following summary is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement, which is attached as Appendix A hereto.

The Securities Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Securities Purchase Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Securities Purchase Agreement. The representations, warranties and covenants in the Securities Purchase Agreement are also modified in important part by the underlying disclosure schedules, which we refer to as the “Schedules,” which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the Schedules contain information that is material to an investment decision.

The Securities Purchase Agreement and the Transactions

General Description

On December 24, 2020, the Company entered into a Securities Purchase Agreement with Ainos, Inc., a Cayman Islands corporation (“Purchaser” or, “Ainos”) and those certain principal shareholders of the Company including (i) Stephen T. Chen, individually and as Trustee of the Stephen T. Chen and Virginia M. Chen Living Trust, dated April 12, 2018, (ii) Virginia M. Chen, individually and as Trustee of the Stephen T. Chen and Virginia M. Chen Living Trust, dated April 12, 2018, and (iii) Hung Lan Lee (collectively, the “Principal Shareholders”).  The Principal Shareholders collectively own an aggregate of approximately 11,183,720 shares of the Company’s common stock (“Common Stock”) or 26.58% of voting power of the Company as of the Record Date. One of the Principal Shareholders, Stephen T. Chen, Ph.D. (“Dr. Chen”) is Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer of the Company.

Pursuant to the Agreement, upon the closing of the Transactions (the “Closing”), the Company will acquire the Patent Assets set forth on Annex A of the Patent Assignment attached to the Agreement as Exhibit E and described under “About Ainos and the Patent Assets” below, by issuing 100,000,000 shares of Common Stock (the “Shares”) valued at $0.20 per share to Purchaser. The Patent Assets encompass technologies relating to development and manufacturing of point-of-care testing rapid test kit products that include diagnostics for COVID-19 (SARS CoV2 Antigen Rapid Test), pneumonia, vaginal infection and helicobacter pylori (H. pylori) bacterial infection.

If the Transactions are consummated, the Shares will represent seventy and 39/100ths percent (70.39%) of the issued and outstanding shares of Common Stock at the Closing. The Agreement provides for certain registration rights to the Purchaser regarding the Shares. Pursuant to the Agreement, the Company has agreed to seek shareholder approval on, among other things: (i) the adoption of the Agreement and approval of the transactions contemplated by the Agreement; (ii) the amendment of the Company’s charter documents to (A) increase the number of authorized shares of common stock to 300,000,000 shares and (B) rename the Company to “Ainos, Inc.” or any other corporate name designated by Purchaser; and (iii) and the election of directors as designated by the Purchaser (collectively, the “Company Shareholder Matters”).

The Agreement contains customary representations, warranties and covenants, including covenants obligating the Company to continue to conduct its business in the ordinary course and to cooperate in seeking regulatory approvals, as needed.

Closing Conditions and Termination of the Agreement

The Agreement is subject to customary conditions precedent to closing. The obligation of each of the Purchaser and the Company to consummate the Transactions at the Closing is subject to the fulfillment to such party’s satisfaction, on or prior to the closing date, of the following conditions, any of which may be waived by such party, including, among others;

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The representations and warranties of the other party shall be true and correct as of the date when made and as of the Closing date, as though made on and as of such date, except for such representations and warranties that expressly speak as of a specific date;

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The other party shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement to be performed or satisfied prior to the Closing;

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No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of the Transactions (including if the Purchaser determines that a filing needs to be made with CFIUS for the transactions contemplated hereby, such filing has been approved by CFIUS);

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The other party has delivered its required closing deliverables including, among others:

o
 As Company deliverables, (i) the Shares; (ii) a legal opinion of the Company’ counsel containing certain opinions required by the Agreement; (iii) the resignations of the Company’s current directors and current officers;1

o
As Purchaser deliverables, (i) the Patent Assignment signed by the Purchaser; and (ii) an appraisal report prepared by Titan International Valuation Ltd., a third-party appraiser retained by Purchaser, purporting to value the Patent Assets (the “Appraisal”).

In addition, the obligation of the Purchaser to consummate the Transactions at the Closing is subject to the fulfillment to the Purchaser’s satisfaction, on or prior to the closing date, of the following conditions, any of which may be waived by the Purchaser, including

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The Company shall have obtained in a timely fashion any and all Approvals, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares;

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No Material Adverse Effect (as defined in the Agreement) or change of control shall have occurred from the date of the Agreement until the Closing;

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The Company shall obtain the shareholder approval of the Company Shareholder Matters.

The Agreement contains certain customary termination rights that are (i) in favor of each of the Company and Purchaser, including by mutual agreement or for uncured breach by the other party and (ii) in favor of Purchaser, including if there is a change of the Board’s recommendation of approving the Transactions or, if the Closing has not been consummated by the end of day on the forty fifth (45th) day after the date of the Agreement, subject to certain limitations.

Covenants of Principal Shareholders

Under the Agreement, the Principal Shareholders agree to, among other things, (i) vote all shares of common stock beneficially owned by the Principal Shareholders in favor of the adoption of the Company Shareholder Matters, (ii) be responsible jointly and severally with the Company for the Company’s indemnification obligations provided in the Agreement and (iii) prior to the Closing, cause each of their controlled entities to enter into a joinder agreement to be bound by the terms and conditions of the Agreement as a Principal Shareholder.

About Ainos and the Patent Assets

Ainos, Inc. is a Cayman Islands registered company with offices in Taiwan. It was established in 2017 with an address at 14F., No. 61, Sec. 4, New Taipei Blvd., Xinzhuang Dist., New Taipei City 242, Taiwan (R.O.C.).

Ainos is a subsidiary of Taiwan Carbon Nano Technology Corporation (TCNT) Group, a pioneer in the advanced material industry, specializing in carbon nanotube and graphene. Ainos develops and manufactures biosensors and diagnostic point-of-care testing (“POCT”) rapid test kits that include diagnostics for COVID-19 (SARS CoV2 Antigen Rapid Test), pneumonia, vaginal infection, and helicobacter pylori (H. pylori) bacterial infection. Ainos POCT delivers test results rapidly. Powered by a market-leading volatile organic compound (VOC) AI algorithm and biosensors manufactured with advanced semiconductor technology, testing with Ainos POCT only requires volatile organic compounds from sources including breath. Ainos POCT offers companion mobile apps, creating new opportunities for telehealth community. The company is also engaged in the integration of existing semiconductor technology and carbon diagnostic technology to establish standardized AI related sensor components-which can be deployed in the fields of biomedicine, IOT (Internet of Things), and Big Data. Ainos owns nearly 30 technical inventions patent(s) with various applications in consumer healthcare and medical device products.

The Patent Assets to be assigned to the Company at the Closing include certain owned patents and licensed patents of Ainos set forth in the charts below.

Owned Patents

Description	Patent Number and Jurisdiction
A GAS SENSOR AND MANUFACTURE METHOD THEREOF	Taiwan Patent No.: I565944
MEDICAL VENTILATOR CAPABLE OF ANALYZING INFECTION AND BACTERIA OF PNEUMONIA VIA GAS IDENTIFICATION	Taiwan Patent No.: I565945
GAS DETECTOR	Taiwan Patent No.: D183554

Licensed Patents

Description	Patent Number and Jurisdiction	Licensed Rights
MEDICAL VENTILATOR CAPABLE OF ANALYZING INFECTION AND BACTERIA OF PNEUMONIA VIA GAS IDENTIFICATION	Japan Patent No.: JP 6392811 B2	Japan exclusive from January 1, 2021 to December 31, 2028.
GAS DETECTOR	China Patent No.: CN 304042244 S	China exclusive from January 1, 2021 to December 31, 2028.

The Board’s Reasons for the Approval of the Transactions

The Board approved the Securities Purchase Agreement and the Transactions and recommended that the shareholders of the Company to approve the Transactions. The Board intends for the Agreement to be part of a broader strategic transaction to augment the Company’s business growth whereby Ainos is expected to contribute additional resources to the Company, including a new product line of novel POCT rapid test kits and potentially working capital in the form of a loan, convertible notes, or acquiring other debt or equity securities of the Company.

According to the Appraisal, the Patent Assets have an appraised value between $20,168,000 and $22,488,000. The Company’s Board believes that the Transactions (including the issuance of the Shares in exchange for the Patent Assets) are fair and advisable for the Company and its shareholders.  Based on the Company’s experience in the medical diagnostics and health care industries, the Board believes that there is a considerable market potential for biosensors and diagnostic POCT rapid test kits and the related technologies worldwide, and acquiring the Patent Assets can allow the Company to tap into this market, establish a branding platform in healthcare markets, and pursue opportunities for strategic development and sales channel alliances. The Patent Assets will complement and expand the Company’s current patent portfolio.  After consummation of the Transactions, the Board also expects that the Company will have more opportunity to use the Purchaser’s sales, marketing, and research development resources and experience to enhance the Company’s portfolio of medical-related products and services.  With respect to the pricing of the Shares paid by the Company to acquire the Patent Assets, the Company considered the pricing of its shares in a recent private offering in May 2020 and the trading price of the Company’s common stock on OTC which ranged from $0.16 per share to $0.19 per share in the past five trading days prior to December 18, 2020.  In respect to the fair value of the Patent Assets, the Board evaluated the Appraisal and determined that the methodology and valuation factors used therein were sound and the valuation commercially reasonable.

RISKS RELATING TO THE TRANSACTIONS

The Company’s ability to achieve business growth and shareholder value by consummating the Transactions and seeking further cooperation with Ainos is impacted by a number of risks and uncertainties beyond our control, including those described below.

We have relied on an appraisal report of the valuation of the Patent Assets provided by a third-party appraiser retained by Purchaser and did not conduct a separate appraisal.

We are not required to obtain a separate appraisal that the consideration we are paying in connection with the acquisition of the Patent Assets is fair to us from a financial point of view. The Board relied on the Appraisal provided by a third-party appraiser retained by Purchaser, and its due diligence on the Purchaser in connection with its determination to approve the Transactions. Based on the Appraisal and the Board’s due diligence, the Board believes that consummating the Transactions including issuing the Shares to Purchaser is in the best interests of the Company and our shareholders and presents an opportunity to increase shareholder value. Our shareholders will be relying solely on the Appraisal and the business judgment of our Board regarding the Patent Assets’ value and the benefits of the Transactions.

The lack of a separate appraisal commissioned by the Company may increase the possibility of litigation filed against the Company and our directors challenging the fairness of the Transactions. Such litigation could result in substantial costs and divert our management’s attention and resources, and could also require us to make substantial payments to satisfy judgments or to settle litigation.

The Company intends to focus its business on commercializing, developing and monetizing the Patent Assets if the Transactions close, including developing new product lines based on the Patent Assets. The Company may not be able to successfully monetize the Patent Assets and any new product line developed based on the Patent Assets may not be commercially successful, and thus the Company may fail to realize all of the anticipated benefits of such acquisition.

There is no assurance that the Company will be able to successfully commercialize, develop, license or monetize the Patent Assets that it intends to acquire from Purchaser. The acquisition of the Patent Assets could fail to produce anticipated benefits including that we may fail to generate significant revenue from licensing the Patent Assets or creating new product lines based on the Patent Assets that are commercially successful and profitable. The acquisition could have other adverse effects that the Company does not currently foresee. We have a history of operating losses and working capital deficiency and failure to successfully monetize the Patent Assets may have a further material adverse effect on the Company’s business, financial condition and results of operations.

In addition, the acquisition of the Patent Assets is subject to a number of risks, including the fact that there is a significant time lag between acquiring a patent and recognizing revenue from such patent. During that time lag, material costs are likely to be incurred that would have a negative effect on the Company’s results of operations, cash flows and financial position. Any development of new product lines based on the Patent Assets is also subject to a number of risks, including:

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If we are not able to obtain, or if there are delays in obtaining, required regulatory approvals, or the approvals may be for a narrow indication, we may not be able to commercialize our product candidates, and our ability to generate revenue may be materially impaired;

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Any product candidate for which we obtain marketing approval may be subject to post-marketing regulatory requirements and could be subject to post-marketing restrictions or withdrawal from the market, and we may be subject to penalties if we fail to comply with regulatory requirements or if we experience unanticipated problems with our products, when and if any of them are approved;

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Legislation regulating the medical device and healthcare industries may increase the difficulty and cost for us to obtain marketing approval of and commercialize our product candidates and affect the prices we may obtain;

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Even if any of our product candidates receives marketing approval, we may fail to achieve the degree of market acceptance by physicians, third-party payers and others in the medical community necessary for commercial success;

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If a future product candidate receives marketing approval and we, or others, later discover that the product is less effective than previously believed, the ability to market the product could be compromised;

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If we are unable to establish effective marketing and sales capabilities or enter into agreements with third parties to market and sell our product candidates, we may not be able to effectively market and sell our product candidates, if approved, or generate product revenues;

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We face substantial competition, which may result in others discovering, developing or commercializing competing products before or more successfully than we do;

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Product liability lawsuits against us could cause us to incur substantial liabilities and to limit commercialization of any products that we may develop;

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If we fail to comply with environmental, health and safety laws and regulations, we could become subject to fines or penalties or incur costs that could harm our business;

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Macro-economic conditions may affect our business partners, suppliers and potential customers in a way adverse to successful commercialization of our product candidates;

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While COVID-19 may create opportunities to commercialize and market our product candidates, there is no assurance that we can timely launch our product offerings and such offerings are well recognized and accepted by the market.

Therefore, there is no assurance that the monetization of the Patent Assets acquired will generate enough revenue to recoup the Company’s investment.

The Company’s operating history makes it difficult to evaluate its future business prospects.

The Company has been involved in the advancement of low-dose non-injectable interferon as a therapeutic treatment for numerous indications such as thrombocytopenia, Sjögren’s syndrome, hepatitis C virus (HCV), and influenza; developing an innovative, state-of-the-art technology to treat metabolism-related diseases such as Type 1 and Type 2 diabetes in Asia; and developing a range of neutraceutical and food supplement products that utilize our unique liposomal delivery systems. The Company does not have operating history in developing or commercializing biosensors or diagnostic point-of-care testing kits. To the extent that following the Closing the Company uses the Patent Assets to develop or commercialize biosensors or diagnostic point-of-care testing kits, the Company’s lack of operating history in this sector makes it difficult to evaluate its new business model and future prospects.

Any failure to maintain or protect the Company’s patent assets or other intellectual property rights could significantly impair its return on investment from such assets and harm the Company’s brand, its business and its operating results.

The Company’s ability to operate its new line of business and compete in the intellectual property market largely depends on the superiority, uniqueness and value of the Company’s acquired patent assets and other intellectual property. To protect the Company’s proprietary rights, the Company will rely on a combination of patent, trademark, copyright and trade secret laws, confidentiality agreements with its employees and third parties, and protective contractual provisions. No assurances can be given that any of the measures the Company undertakes to protect and maintain its assets will have any measure of success.

Following the acquisition of Patent Assets, the Company will likely be required to spend time and resources to maintain the effectiveness of those assets by paying maintenance fees and making filings with the patent regulatory agencies in the applicable jurisdictions. The licensed patents included in the Patent Assets would require the Company to pay significant fees to the licensor for the license to use such patents.

Despite the Company’s efforts to protect its intellectual property rights, any of the following or similar occurrences may reduce the value of the Company’s intellectual property:

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the Company’s applications for patents, trademarks and copyrights may not be granted and, if granted, may be challenged or invalidated;

●
issued trademarks, copyrights, or patents may not provide the Company with any competitive advantages when compared to potentially infringing other properties;

●
the Company’s efforts to protect its intellectual property rights may not be effective in preventing misappropriation of the Company’s technology; or
●
the Company’s efforts may not prevent the development and design by others of products or technologies similar to or competitive with, or superior to those the Company acquires and/or prosecutes.

If the Company fails to maintain, defend or prosecute its patent assets properly, the value of those assets would be reduced or eliminated, and the Company’s business would be harmed.

Our financial status raises doubt about our ability to continue as a going concern. We have a history of operating losses and working capital deficiency and there is no assurance that we will be able to achieve profitability or raise additional financing.

Our cash and cash equivalents totaled $22,701.61 as of December 31, 2020. We continue to incur significant operating losses, and management expects that significant on-going operating expenditures will be necessary to successfully implement our business plan and develop and market our products. These circumstances raise substantial doubt about our ability to continue as a going concern. We have a history of operating losses and working capital deficiency. Implementation of our business plans and our ability to continue as a going concern will depend upon our ability to market our technology and raise additional capital.  Under the Securities Purchase Agreement, Purchaser agrees that following the Closing, the Company and Purchaser will use their commercially reasonable efforts to enter into an additional agreement whereby the Purchaser will provide the Company with up to an additional $3,000,000 for working capital purposes, in the form of a loan, or in exchange for additional shares of Common Stock, or other debt or equity securities. The terms and conditions of the proposed working capital arrangements under the Agreement have not yet been determined. There is no guarantee that following the Closing the Purchaser will provide such financing to the Company on terms acceptable to the Company or, the Company will be able to achieve profitability from commercializing the Patent Assets or obtain financing from other sources.

Our ability to successfully effect the Transactions and to be successful thereafter will be dependent upon the efforts of our key personnel, including the key personnel of Ainos and certain current officers whom we expect to stay with the post-closing Company in an employee or consultant capacity. The loss of key personnel could negatively impact the operations and profitability of our post-closing business and its financial condition could suffer as a result.

Our ability to successfully effect the Transactions and commercialize the Patent Assets is dependent upon the efforts of our key personnel, including the directors and officers designated by Ainos. Although some of our current key personnel may remain with the post-closing business in senior management or advisory positions, it is possible that we will lose some key personnel, the loss of which could negatively impact the operations and profitability of our post-closing business.

Upon the Closing of the Transactions, Ainos will become a majority shareholder of the Company and its interests may conflict with ours or yours in the future.

Upon the Closing of the Transactions, Ainos will become a majority shareholder of the Company. Various conflicts of interest between Ainos and us could arise. Ownership interests of directors or officers of Ainos in our common stock, or a person’s service as either a director or officer of both companies, could create or appear to create potential conflicts of interest when those directors and officers are faced with decisions that could have different implications for Ainos and the Company. These decisions could, for example, relate to:
●
disagreement over corporate opportunities;
●
management stock ownership;
●
employee retention or recruiting;
●
our dividend policy; and
●
any services and other arrangements from which we may benefit as a result of the Company’s relationship with Ainos.

Potential conflicts of interest could also arise if we enter into any new commercial arrangements with Ainos in the future. Our post-closing directors and officers who have interests in both Ainos and the Company may also face conflicts of interest with regard to the allocation of their time between Ainos and the Company.

Our public shareholders will experience dilution as a consequence of, among other transactions, the issuance of Shares as consideration for the Patent Assets and the potential issuance of Common Stock under the Securities Purchase Agreement to the extent Purchaser provides equity financing to the Company following the Closing. Having a minority share position may reduce the influence that our current shareholders have on the management of the post-closing Company.

Pursuant to the Securities Purchase Agreement, the Company will issue an aggregate of 100,000,000 shares of Common Stock to the Purchaser in exchange for the assignment of the Patent Assets. If Purchaser provides working capital to the Company following the Closing, the Company may need to issue additional equity securities to the Purchaser for such capital contribution. It is anticipated that at the Closing, Purchaser shall acquire seventy and 39/100ths percent (70.39%) of the issued and outstanding shares of Common Stock.

The potential issuance of Common Stock to the Purchaser pursuant to the Securities Purchase may dilute the equity interests of our existing shareholders and may adversely affect prevailing market prices for our Common Stock. Such dilution could, among other things, limit the ability of the Company’s existing shareholders to influence the Company’s management through the election of directors following the closing of the Transactions.

There can be no assurance that our Common Stock will be approved for listing on NASDAQ or, if approved, will continue to be so listed following the closing of the Transactions.

Under the Securities Purchase Agreement, the Company, the Purchaser and each Principal Shareholder agree that after the Closing, each shall use their commercially reasonable efforts to cause the Company to be qualified for the listing requirements to list the shares of the Company’s Common Stock on one of the following trading markets: the NASDAQ Global Select Market, the NASDAQ Global Market, or the NASDAQ Capital Market and to file an application with the Commission and the applicable NASDAQ trading market in connection herewith. If the Company is able to qualify for a listing on a NASDAQ trading market, it can benefit from more access to capital and institutional investor research visibility and can increase the liquidity for its equity securities. Being listed on a NASDAQ trading market will require substantial financial resources, planning, and expertise which must be undertaken by the Company. If following the Closing the Company is not able to achieve profitability from commercializing the Patent Assets or obtain adequate financing to grow its business, the likelihood of the Company qualifying for a listing on a NASDAQ trading market will remain speculative.

There is no guarantee that the Transactions will be completed. Failure to complete the Transactions could negatively impact our stock price and our future business and financial results.

The Closing of the Transactions is subject to several material conditions. We cannot guarantee that these conditions will be satisfied or waived and that the Transactions will be completed.

If the Transactions are not completed, our business, prospects, financial condition and stock price may be adversely affected. In addition, we have already incurred significant transaction expenses in connection with the Transactions, which may have an adverse effect on our financial position if the Securities Purchase Agreement is terminated and we are unable to recoup such expenses from Ainos. Risks arising in connection with the failure of the Transactions, including the diversion of management’s attention from conducting our business and pursuing other opportunities during the pendency of the Closing, may have an adverse effect on our business, operations, financial results and stock price. In addition, we could be subject to litigation related to any failure to consummate the Transactions or any related action that could be brought to enforce a party’s obligation under the Agreement.

We have incurred significant transaction costs in connection with the Transactions and are subject to indemnification obligations under the Securities Purchase Agreement.

We have incurred significant costs in connection with the Transactions including legal, accounting, and related fees. We may also incur fees and costs related to formulating new business plans surrounding the commercialization of the Patent Assets. In the event of any breach of our representations, warranties, covenants or agreements made by the Company or any Principal Shareholder, we may become liable for indemnification obligations. We may be unable to realize efficiencies with the Transactions that would allow us, over time, to offset the costs and liabilities incurred in connection with the Transactions.

The market price of our Common Stock may decline as a result of the Transactions.

The market price of our Common Stock may decline as a result of the Transactions if, among other things, we are unable to achieve growth in earnings or if the aggregate transaction costs related to the Transactions are greater than expected. The market price also may decline if we do not achieve the perceived benefits of the Transactions as rapidly or to the extent anticipated by the investment community or if the effect of the Transactions on our financial results is not consistent with the expectations of the investment community.

The Securities Purchase Agreement provides certain registration rights to the Shares to be issued to the Purchaser at the Closing. Resales of the shares of Common Stock issued to the Purchaser could depress the market price of the Common Stock of the post-closing Company.

THE CERTIFICATE AMENDMENT

The Board, on December 18, 2020, and the Majority Shareholders, on January 25, 2021, adopted certain amendments to the Company’s Restated Certificate of Formation pursuant to the Securities Purchase Agreement, which, in the judgment of our Board, will address the needs of the Company after the closing of the Transactions. The changes to be effected by the amended Restated Certificate of Formation primarily include, among others: (i) increasing the authorized number of Common Stock of the Company from 100,000,000 shares to 300,000,000 shares, and (ii) changing the Company’s name to “Ainos, Inc.” (the “Amendments”). The above summary is qualified in its entirety by reference to the complete text of the amended Restated Certificate of Formation, which is attached as Appendix B hereto.

Reason for the Amendments and How Approval of the Amendments May Affect Shareholders

Name Change

The Board believes that the new name should more closely align with the new business the Company expects to develop post-closing and therefore has proposed the name change. Once the Company’s name is changed from “Amarillo Biosciences, Inc.” to “Ainos, Inc.”, the Company’s transfer agent will change its shareholder records and issue new share Direct Registration Book-Entry Advice forms, upon request by a shareholder. The Company does not issue stock certificates and physical certificates may not be requested.

Increase of Authorized Shares of Common Stock

 Prior to the adoption of the amended Restated Certificate of Formation, the Company was authorized to issue up to 100,000,000 shares of Common Stock, par value $0.01 per share, which shares are non-assessable. Currently, all outstanding shares of our Common Stock are of the same class and have equal rights and attributes. The holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of the shareholders of the Company. Our Common Stock does not have cumulative or preemptive voting rights. Persons who hold a majority of the outstanding shares of our Common Stock entitled to vote on the election of directors can elect all of the directors who are eligible for election. Holders of our Common stock are entitled to share equally in dividends, if any, as may be declared from time to time by our Board of Directors. In the event of liquidation, dissolution or winding up of the Company, subject to the preferential liquidation rights of any series of preferred stock that we may from time to time designate, the holders of our Common Stock are entitled to share ratably in all of our assets remaining after payment of all liabilities and preferential liquidation rights. Upon the completion of the increase in the number of authorized shares of Common Stock, each share of our Common Stock will still possess the same characteristics as those described in this paragraph.

There are certain potential advantages and disadvantages of increasing the Company’s authorized common stock. Potential advantages include, but are not limited to:

(i)
The ability to issue shares of the Company’s Common Stock in exchange for the Company’s debt.
(ii)
The ability to raise capital by issuing capital stock under future financing transactions, if any.
(iii)
To have shares of Common Stock available to pursue business expansion opportunities, if any.

Potential disadvantages include, but are not limited to:

(iv)
Dilution to the existing shareholders, including a decrease in our net income per share in future periods.
(v)
Decline in market price of our stock.

The Company is currently considering a number of strategic business opportunities and believes that it may not have sufficient authorized, but unissued, shares of its Common Stock to facilitate the issuance of additional shares to pursue future business growth. The Company believes that the proposed increase in authorized shares is beneficial to the Company because it provides the Company with the flexibility it needs to implement new business initiatives. Specifically, pursuant to the Securities Purchase Agreement, the Company will issue 100,000,000 shares of Common Stock to Purchaser in return for certain patent assets.

Other Changes

In addition to the name change and increased of authorized shares of Common Stock discussed above, the amended Restated Certificate of Formation includes other administrative changes including those to the Company’s registered office, registered agent and directors to conform to the Company’s expected organizational structure upon the Closing.

The amended Restated Certificate of Formation will become effective upon its filing with the Secretary of State of the State of Texas, which we expect to occur upon the Closing.

ELECTION OF PURCHASER DESIGNATED DIRECTORS

The Company’s Bylaws provide that the Board of Directors shall consist of not less than one (1) nor more than thirty (30) directors, as determined by resolution of the Board. The number of directors may be increased or decreased (provided such decrease does not shorten the term of any incumbent director) by resolution of the Board of Directors. The size of the Board is currently set at nine (9) directors.

Pursuant to the Securities Purchase Agreement, Purchaser has designated seven (7) directors to be elected to the Company’s Board and serve as directors of the Company following the Closing (the “Purchaser Designated Directors”). Each of the Purchaser Designated Directors shall serve as a director until his or her successor shall have been duly chosen and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. Upon being elected, the new Board shall appoint the persons nominated by Purchaser to serve as executive officers of the Company.

The Board nominated, and the Majority Shareholders have elected the seven (7) Purchaser Designated Directors to the Company’s Board (“New Board”) by the Written Consent. The five (5) directors on the current Board will resign effective as of the date of the Closing. The New Board will commence service as directors of the Company effective as of the date of the Closing.

Management After the Closing

Pursuant to the Securities Purchase Agreement, all of the Company’s current directors and executive officers will resign prior to or upon the Closing. The following persons nominated by Purchaser are to be the directors and/or executive officers of the Company following the Closing:

Name	Age	Position
Chun-Hsien Tsai	52	Director, Chairman, Chief Executive Officer, Chief Financial Officer
Chung-Yi Tsai	45	Director
Chung-Jung Tsai	50	Director
Ting-Chuan Lee	38	Director
Wen-Han Chang	58	Director
Yao-Chung Chiang	68	Director
Hsiu-Chen Chiu	46	Director

Information about the Anticipated Executive Officers and Directors Upon the Closing

Chun-Hsien Tsai, age 52, currently serves as the Chairman of the board of directors Ainos, Inc., the Chairman of the board of directors of Taiwan Carbon Nano Technology Co., and as the Chief Executive Officer of Taiwan Enose Bio Corporation. Mr. Tsai has served in each of these roles since 2012. In his capacity as the Chief Executive Officer of Taiwan Enose Bio Corporation, Mr. Tsai oversaw the completion of the world’s first carbon nanotube reactor. Mr. Tsai also currently serves as a member of the Taiwan Energy Storage Alliance and a member of the China Alternative Energy Association.

Chung-Yi Tsai, age 45, has served as the Executive Business Manager in the Automotive Business Unit of Maxim Integrated since November 2019, where he manages the high voltage (off battery) power management ICs for automotive ADAs & safety, information, telematics & head unit applications. From October 2013 through November 2019, Mr. Tsai served as a Senior Product Marketing Manager in the Battery & Optical Business Unit of Intersil Corporation. In such role, Mr. Tsai managed computer core power, battery charger and USB/USB power delivery product lines focused on computing and consumer markets.

Chun-Jung Tsai, age 50, currently serves as the Executive Director of Ainos, Inc. and as the Executive Director of Taiwan Carbon Nano Technology Co. Mr. Tsai has served in both of these roles since 2012. In his capacity as the Executive Director of Taiwan Enose Bio Corporation, Mr. Tsai oversaw the completion of the world’s first carbon nanotube reactor.

Ting-Chuan Lee, age 38, has served as a director on the board of directors of Taiwan Carbon Nano Technology Co. since 2012. From 2012 to 2017, Mr. Lee served as the Chairman of the board of directors of Taiwan Carbon Nano Technology Co. Mr. Lee holds a master’s degree of science from the National Taiwan University and a bachelor’s of science degree from the National Cheung Kung University.

Wen-Han Chang, age 58, currently serves as the Medical Director of the Department of Emergency Medicine for Mackay Memorial Hospital in Taiwan, the President of the Taiwan Society of Health Technology and Intelligence Medicine, and the Executive Director of the Taiwan Society of Geriatric Emergency & Critical Care Medicine. In addition, Mr. Chang is an Honorary President of the Taiwan Society of Engineering Technology and Practical Medicine, a Director on the board of directors of the Taiwan Society of Emergency Medicine, a Director on the board of directors of the Taiwan Society of Emergency Management Medicine, and a Supervisor of the Emergency and Critical Care Medicine Society. From September 2015 to May 2019, Mr. Change served as a Vice President General at Mackay Memorial Hospital.

Yao-Chung Chiang, age 68, is the current Chairman of the board of directors of the Taiwan High Speed Rail Corporation. Mr. Chiang has previously served as the Chairman of the board of directors for the China Steel Chemical Corporation, Kaohsiung Rapid Transit Corporation, China Steel Corporation and China Airlines. Mr. Chiang holds a Ph.D. in Mechanical Engineering from the University of Wisconsin-Madison and a master’s degree in Mechanical Engineering from the National Cheung Kung University.

Hsiu-Chen Chiu, age 46, is currently an Attorney-at-Law at the DaSheng International Law Firm, with certifications to practice law in both China and Taiwan, including Taiwan patent and trademark matters. Ms. Chiu received her Ph.D. from Tsinghua University in China and her LL.M. from the National Cheng-Chi University in Taiwan.

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name	Age	Position
Stephen T. Chen, Ph.D.	71	Chairman of the Board, Chief Executive Officer President, Chief Financial Officer, Chief Operating Officer and Director
Bernard Cohen	67	Vice President - Administration
Yasushi Chikagami	81	Director
Daniel Fisher	76	Director
Nicholas Moren	74	Director
Beatrice Liu, Ph.D., CPA	55	Director

Stephen T. Chen, Ph.D. was elected Chairman of the Board in February 2012 and has been a director of the Company since February 1996. Effective January 28, 2019, Dr. Chen assumed the duties, responsibilities, and title of Chief Financial Officer (CFO) of the Company in addition to his existing duties and titles of Chairman of the Board, CEO, and President. He has been President and Chief Executive Officer of STC International, Inc., a health care investment firm, since May 1992. Dr. Chen has over thirty years of international business experience, including an extensive background in pharmaceutical product acquisition and licensing, development of joint venture agreements, execution of business strategy, and leadership of start-up companies in the pharmaceutical, biotechnology and nutraceutical industries. Dr. Chen has held executive positions in R&D and business development at several major pharmaceutical companies, including Burroughs Wellcome (presently GlaxoSmithKline), Miles Pharmaceuticals (presently Bayer), ICI America (presently AstraZeneca), and Ciba-Geigy (presently Novartis). He received a Ph.D. in Industrial & Physical Pharmacy from Purdue University in 1977.

Bernard Cohen was elected to be a Vice-President and Chief Financial Officer of the Company on October 1, 2009. On January 28, 2019, Bernard Cohen, relinquished the duties and title of Chief Financial Officer (CFO) and assumed the duties and title of Vice President – Administration. Mr. Cohen has been Director of Finance and Data Base Manager at the Harrington Regional Medical Center, Inc. (HRMCI), which is the management and development entity for the Harrington Regional Medical Center in Amarillo, Texas.  Previously, he held various executive positions at Colbert’s of Amarillo, a department store.  His positions included:  Chief Executive Officer, Vice President, Chief Financial Officer, and Controller.  He has previously been a member of the Texas Tech University Health Sciences Center at Amarillo (TTUHSC) Institutional Review Board (IRB) where he participated in the review of clinical trial protocols to monitor the safety and protection of human research and testing subjects.  Neither HRMCI nor TTUHSC has any connection whatsoever with the Company.

Yasushi Chikagami was elected to the board of directors in June 2012. Mr. Chikagami holds a B.S. Degree in Agricultural Engineering from National Taiwan University, and an M.S. Degree in Engineering from the University of Tokyo. Mr. Chikagami has principally been engaged in the technology industry during his business career, continues to serve on several boards, and is currently serving as Chairman for Arise Corporation (Taiwan), Good TV Broadcasting Corporation (Taiwan), and ZMOS Technology, Inc. (US), and is a director of Anxon International, Inc. (US).

Daniel Fisher was elected to the board of directors in July 2015. Mr. Fisher is the co-founder, and President of Nano BioMed, Locust Valley, New York. The base technologies are licensed from The Albert Einstein College of Medicine. The licensed technologies are a drug delivery system for the delivery of nitric oxide. In addition, the company has licensed a magnetic nano drug targeting technology. Mr. Fisher negotiated the license from the Einstein College, closed the company’s first sublicenses, arranged for investment financing, and developed the business plan. Mr. Fisher, co-founder of BioZone Laboratories, Inc., served as its President for 22 years. Based near San Francisco, California, BioZone specializes in research, development and manufacturing of products utilizing its drug delivery technologies. He was awarded three patents for his work with liposomal drug delivery technology. In addition, Mr. Fisher was president of Equalan Pharma LLC, which marketed GlyDerm professional skincare products to dermatologists and direct marketing companies. Prior to forming BioZone in 1989, Mr. Fisher's experience base included more than twenty years in sales and marketing management positions for consumer and technical product companies, including Dun & Bradstreet, General Foods Corporation and Control Data Corporation. His memberships include being the founding secretary of the Foundation for Global Skin Health Strategies. He holds a B.S. in Marketing from San Francisco State University.

Nicholas Moren was elected to the board of directors in July 2015. Mr. Moren is currently retired. Prior to that he was a senior financial executive with several major public companies, including Loral Space & Communications, Inc., Transworld Corporation and Trans World Airlines, Inc. He brings with him extensive understanding and knowledge of a wide range of businesses, and substantial financial expertise and insightful perspectives relating to economic, financial and business conditions acquired during more than 20 years of serving as a senior executive. He received a B.A. in Engineering from Brown University and a M.B.A. from Wharton Graduate Division, University of Pennsylvania.

Beatrice Liu was elected to the Amarillo Biosciences, Inc., Board of Directors in July 2019. Ms. Liu is the senior partner of BDO Taiwan and has over twenty years of experience in accounting, auditing, and corporate governance. Ms. Liu has an impressive academic history earning a B.S. – Taxation degree from National Cheng-Chi University, ROC; an M.A. – Accounting from University of Illinois at Urbana-Champaign, USA; and a Ph.D. – Accounting from XIAMEN University, PRC. Ms. Liu has worked extensively in such areas as assurance service, internal audit outsourcing, mergers and acquisitions, IPO services, corporate restructuring, Sarbanes-Oxley Section 404 attestation services, and many other areas. Her certifications and memberships include: CPA-ROC; CPA-USA; Member of Audit Standards Committee of the Auditing Research and Development Foundation, Chairman, and Auditing and Accounting Committee of the National Federation of Certified Accountant Associations, ROC. Ms. Liu’s knowledge and depth of experience enable her to be a valuable asset to Amarillo Biosciences, Inc.

The Company’s directors are elected at a meeting of shareholders to hold office until their successors have been appointed by the Board or duly elected and qualified by the Company’s shareholders pursuant to the Company’s charter documents. Officers are elected or appointed by the Board and serve at the pleasure of the Board.

EXECUTIVE COMPENSATION

On March 31, 2018, the Board of Directors voted to restructure the compensation packages of Dr. Chen and Mr. Cohen, effective as of January 1, 2018.

The following table sets forth for the three years ended December 31, 2020, compensation paid by the Company to its Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer; Vice President – Administration, and Secretary.

Summary Compensation Table
		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Compensation	Securities Underlying Options
Stephen T. Chen, Ph.D.(1) Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer	2020	$240,975	$-	$100,000	-
	2019	$249,633	$-	$100,000	-
	2018	$240,000	$-	$100,000	-

Mr. Bernard Cohen, (2) Vice President	2020	$71,085	$-	$12,000	-
	2019	$71,398	$-	$12,000	-
	2018	$70,000	$12,500	$12,000	-

(1) The Company hired Dr. Chen under an Employment Contract for the period January 1, 2018 through December 31, 2020 (“Prior Chen Contract”). On January 1, 2021 an employment agreement for a 3-month term was executed reflecting the same material terms and conditions of the Prior Chen Contract which includes, (i) a $240,000 annual salary, (ii) $100,000 in Company shares payable quarterly based on the average share price of the closing quotes for the one month preceding issuance (referred to in the table as “Other Compensation), (iii) certain employee benefits available to the Company’s employees, and (iv) reimbursement of expenses made on behalf of the Company. The Company and Dr. Chen also executed a Settlement Agreement and Mutual General Release made effective December 24, 2020 covering any employment-related claims arising under the Prior Chen Contract. The parties expect to amend the Settlement Agreement and Mutual General Release to provide that the release of claims will only be in favor of the Company. The Company and Dr. Chen also entered into an Intellectual Property Assignment Agreement made effective January 19, 2021 whereby Dr. Chen has assigned all right, title, and interest to certain patents, trademarks, and other intellectual property created or developed during Dr. Chen’s employment with the Company.

(2) The Company hired Mr. Cohen under an employment contract for the period January 1, 2018 through December 31, 2020 (“Prior Cohen Contract”). On January 1, 2021 an employment agreement for a 3-month term was executed reflecting the same material terms and conditions of the Prior Cohen Contract which includes, (i) a $70,000 annual salary, (ii) $1,000 per month in Company shares paid monthly based on the average share price of the closing quotes for the one month preceding issuance (referred to in the table as “Other Compensation) , (iii) certain employee benefits available to the Company’s employees, and (iv) reimbursement of expenses made on behalf of the Company. The Company and Mr. Cohen also executed a Settlement Agreement and Mutual General Release made effective December 24, 2020 covering any employment-related claims arising under the Prior Cohen Contract. The Company and Mr. Cohen also entered into an Intellectual Property Assignment Agreement made effective January 19, 2021 whereby Mr. Cohen has assigned all right, title, and interest to certain patents, trademarks, and other intellectual property created or developed during Mr. Cohen’s employment with the Company.

Option Grants

On September 26, 2018, the Company’s Board of Directors adopted the Amarillo Biosciences, Inc., 2018 Employee Stock Option Plan (the “2018-ESOP”). The 2018-ESOP provides for the grant of qualified incentive stock options to the Company’s employees.

On September 26, 2018, the Company’s Board of Directors adopted the Amarillo Biosciences, Inc., 2018 Officers, Directors, Employees, and Consultants Nonqualified Stock Option Plan (the “2018-NQSOP”). The 2018-NQSOP provides for the grant of nonqualified incentive stock options to the Company’s employees.

Both of these stock option plans are explained in detail in the “Stock Options and Warrants” section and in the Financial Statements footnotes section in note #9 “Stock Option and Stock Plans of the Company’s Form 10-K filed for the fiscal year ending December 31, 2019, which is incorporated herein by this reference. Information regarding options granted to Dr. Chen and Mr. Cohen are also incorporated herein by reference to the footnotes under the beneficial ownership table for directors and executive officers.

Director Compensation for Last Fiscal Year

Directors receive $1,000 compensation for attendance at directors’ meetings and $250 for regularly scheduled teleconference meetings,and are reimbursed for any out-of-pocket expenses in connection with their attendance at meetings. There were no regularly scheduled meetings during 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

As of the Record Date, there were 42,066,172 shares of the Company’s common stock issued and outstanding. The following table sets forth as of the Record Date, the beneficial ownership of each person who owned more than 5% of such outstanding common stock:

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class Owned(1)
Stephen T Chen & Virginia M Chen TTEESStephen T & Virginia M Chen LivingTrust DTD 04/12/201819 Pine Plain RoadWellesley Hills MA 02481	12,521,837	26.81%
Hung Lan LeeFL 20 NO 19 Lane 8SEC 5 RD XIN-YITaipei 110 (R.O.C.)Taiwan	4,000,000	9.51%
ANXON International Inc.9F -3 NO 32 SEC 1Chenggong RDTaipei City 115 Nangang Dist.00115 Taiwan ROC	2,459,153	5.85%

(1) As of the Record Date, applicable percentage ownership is based on 42,066,172 shares issued. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock that are currently exercisable or exercisable within 60 days of Record Date, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth the beneficial ownership of the Company’s stock as of the Record Date by each executive officer and director and by all executive officers and directors as a group:

Name and Address of Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class Owned
Stephen T. Chen, Ph.D.(2) 31 Service Drive Wellesley, MA 02482	12,521,837	26.81%
Bernard Cohen (3) 2025 S. Lipscomb St. Amarillo, TX 79109	236,362	0.56%
Yasushi Chikagami (4) 9F, No. 29, Ln. 107, Sec. 2 Heping E. Rod., Da’an Dist. Taipei City 106, Taiwan (ROC)	2,647,153	6.26%
Daniel Fisher (5) 36 Marlee Road Pleasant Hill, CA 94523	150,400	0.36%
Nicholas Moren (6) PO Box 6873 Incline Village, NV 89450	150,400	0.36%
Beatrice Liu, Ph.D., CPA (ROC & U.S.) 10F., No. 72, Sec 2, Nan Jing E. Rd., Taipei, Taiwan, R.O.C. 104	0	0%
Total Group (all directors and executive officers – 6 persons)	15,706,152	34.35%

(1) As of the Record Date, applicable percentage ownership is based on 42,066,172 shares of common stock issued. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of Record Date, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Dr. Chen has a total beneficial ownership of 12,521,837 shares through the following: (i) 6,400,720 shares under Stephen T Chen & Virginia M Chen TTEES, Stephen T & Virginia M Chen Living Trust, DTD 04/12/2018; (ii) 638,801 shares owned by STC International, Inc., of which Dr. Chen is the majority owner and serves as Chairman, President and a Board member; (iii) 39,473 shares owned by ACTS Biosciences, Inc., of which Dr. Chen serves as Chairman and a Board member; (iv) 783,000 shares owned by Virginia M. Chen IRA, Dr. Chen’s spouse; (v) 12,413 shares under Stephen T Chen & Virginia M Chen TTEES, Stephen T & Virginia M Chen Living Trust, DTD 04/12/2018 held in a Charles Schwab brokerage account; (vi) 3,363,430 shares reserved for note conversions beneficially owned by Dr. Chen exercisable within 60 days of December 31, 2020; and (vii) 1,284,000 vested options. Regarding the options, Dr. Chen was awarded 500,000 Qualified Incentive Stock Options and 2,585,000 Nonqualified Incentive Stock Options on September 26, 2018, through the Amarillo Biosciences, Inc., 2018 Employee Stock Option Plan and the Amarillo Biosciences, Inc., 2018 Officers, Directors, Employees, and Consultants Nonqualified Stock Option Plan, respectively. Dr. Chen’s total options granted him (3,085,000) are reserved for future issue. Since Dr. Chen is an “insider” or “Affiliate” by virtue of his holdings and his position in the Company, his option vesting schedule is determined over a four-year period rather than five years compared to other grantees. Furthermore, Dr. Chen’s options vest at a rate of twenty-five per cent (25%) per year rather than twenty percent per year for qualified options as the other grantees vest. Dr. Chen has held the options for two years which entitles him to fifty percent (50%) vesting in the “Qualified” options and forty percent (40%) vesting in the “Nonqualified” options. Dr. Chen, therefore, has beneficial ownership of 1,034,000 “Nonqualified” options and 250,000 “Qualified” options, the sum (1,284,000) of which are included in his beneficial total. Dr. Chen’s beneficial ownership interest is calculated by his 12,521,837 beneficial interest in shares divided by 46,713,602 outstanding shares (42,066,172 issued and outstanding shares at Record Date in addition to Dr. Chen’s 3,363,420 shares under convertible notes and 1,284,000 vested stock options).

(3) Mr. Cohen has a total beneficial ownership of 236,362 shares through the following: 192,362 issued shares under his employment agreement and 44,000 vested stock options. Mr. Cohen’s beneficial ownership interest is calculated by his 236,362 beneficial interest in shares divided by 42,110,172 outstanding shares (42,066,172 issued and outstanding shares at Record Date in addition to 44,000 vested stock options).

(4) Mr. Chikagami has a total beneficial ownership of 2,647,153 shares through the following: 2,459,153 issued shares and 188,000 vested stock options. Mr. Chikagami’s beneficial ownership interest is calculated by his 2,647,153 beneficial interest in shares divided by 42,254,173 outstanding shares (42,066,172 issued and outstanding shares at Record Date in addition to 188,000 vested stock options).

(5) Mr. Fisher has a total beneficial ownership of 150,400 shares through the following: 150,400 issued shares. Mr. Fisher’s beneficial ownership interest is calculated by his 150,400 beneficial interest in shares divided by 42,066,172 issued and outstanding shares at Record Date.

(6) Mr. Moren has a total beneficial ownership of 150,400 shares through the following: 150,400 issued shares. Mr. Moren’s beneficial ownership interest is calculated by his 150,400 beneficial interest in shares divided by 42,066,172 issued and outstanding shares at Record Date.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, as well as persons who own more than 10% of a registered class of our equity securities, to file with the Commission initial reports of ownership and reports of changes in beneficial ownership. Directors, executive officers and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us we believe that during the fiscal year ended December 31, 2020 and through the date of this filing, our directors and officers complied with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Historically, the Company has relied upon certain relationships which gave rise to related transactions. These relationships have helped the Company with financing, ingredients to potential products, research, and technology. All future transactions and loans between the Company and its officers, directors and 5% shareholders will be on terms no less favorable to the Company than could be obtained from independent third parties. There can be no assurance, however, that future transactions or arrangements between the Company and its affiliates will be advantageous, that conflicts of interest will not arise with respect thereto or that if conflicts do arise, that they will be resolved in favor of the Company.

Convertible Notes Payable – Related Party

The total balance of the principal for convertible promissory notes as of the Record Date is $710,736. This amount consisted of the following convertible promissory notes payable to Dr. Stephen T. Chen, Chairman, CEO, President, and CFO, and i2China Management Group, LLC, a consultant, as shown in the table below.

Note #.	Conversion Rate	Interest Rate	Principal
Note 1 - Chen	$0.1680	0.75%	$114,026
Note 2 - Chen	$0.1875	0.65%	$262,500
Note 3.19 - Chen	$0.2500	1.85%	$39,392
Note 4.19 - Chen	$0.2500	1.61%	$12,436
Note 5.19 – i2China	$0.2500	1.85%	$16,000
Note 6.20 - Chen	$0.2500	1.85%	$216,600
Note 7.20 - Chen	$0.2500	1.60%	$1,782
Note 8.20 – i2China	$0.2500	1.85%	$48,000
Total Convertible Notes – Related Party			$710,736

The notes are unsecured and are due on demand. All shares issued on conversion are to be restricted subject to Rule 144 promulgated under the U.S. Securities Act of 1933. The Company may prepay the notes in whole or in part at any time without penalty. The convertible notes due to Dr. Chen are related party notes.

Other Related Party Transactions

Other than the aforementioned convertible notes activity, there were no related party transactions that occurred during the period from January 1, 2020 to the Record Date.

INDEPENDENT ACCOUNTING FEES AND SERVICES

Audit Fees

The aggregate fees billed by our independent auditors, PWR CPA, LLP (“PWR”) (PWR was appointed as our independent auditors on March 19, 2020) and LBB & Associates Ltd., LLP (“LBB”) (LBB resigned as our independent auditors on March 3, 2020), for professional services rendered for the audit of our annual financial statements, and for the review of quarterly financial statements for the fiscal years ended December 31, 2019 and December 31, 2020, were:

Aggregate Fees

	2020	2019

PWR CPA, LLP	$35,000	$20,000
LBB & Associates Ltd., LLP	$6,500	$20,750

Effective February 6, 2020, LBB & Associates Ltd, LLP (“LBB”), the previous independent registered public accounting firm for the Company was suspended by the SEC. As a result of this suspension, LBB resigned as the independent registered public accounting firm for the Company. The audit reports of LBB on the Company’s financial statements for the years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2018 and through the subsequent interim period preceding LBB’s resignation, there were no disagreements between the Company and LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LBB would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

In respect to PWR’s audit and accounting services, during the two most recent fiscal years ended December 31, 2019 and through December 31, 2020, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Audit fees incurred by the Company were pre-approved by the Board of Directors.

Audit Related Fees:

	2020	2019

PWR CPA, LLP	$0	$0
LBB & Associates Ltd., LLP $	$0	$0

Tax Fees:
	2020	2019

PWR CPA, LLP	$0	$0
LBB & Associates Ltd., LLP $	$0	$0

All Other Fees:

	2020	2019

PWR CPA, LLP	$0	$0
LBB & Associates Ltd., LLP $	$0	$0

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage the auditors to provide compliance outsourcing services.

The Board of Directors has considered the nature and amount of fees billed by PWR and believes that the provision of services for activities unrelated to the audit is compatible with maintaining PWR’s independence.

Accountant Approval Policy

Before an accountant is engaged by the Company to perform audit or non-audit services, the accountant must be approved by the Company’s Board of Directors.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission. We are subject to the informational requirements of the Exchange Act and, in accordance therewith, we file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Commission.  Reports and other information that we file can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to Amarillo Biosciences, Inc., 4134 Business Park Drive, Amarillo, Texas 79110.

DELIVERY OF DOCUMENTS AND HOUSEHOLDING

The Commission has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for Information Statements with respect to two or more shareholders sharing the same address by delivering a single Information Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders, is environmentally friendly, and represents cost savings for companies.

For this Information Statement, the Company’s transfer agent or brokers may be householding this Information Statement and the documents incorporated by reference that we are enclosing with the Information Statement. A single Information Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the effected shareholders. Once you have received notice from your broker or the Company that either of them will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in householding and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Information Statement or other periodic reports at your address and would like to request householding by the Company, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather than through a brokerage account, you should direct your written request directly to Bernard Cohen, Vice President, Amarillo Biosciences, Inc., 4134 Business Park Drive, Amarillo, Texas 79110; Telephone number (806)376-1741.

OTHER MATTERS

Only one (1) Information Statement is being delivered to multiple shareholders sharing an address. If you are a shareholder at a shared address to which a single copy of this Information Statement was delivered and you desire to obtain a separate copy of the documents delivered, please contact the person at the address or telephone number described below.

We hereby undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the documents was delivered.

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the Action Items. Your consent to the approval of the Action Items is not required and is not being solicited in connection herewith. This Information Statement is intended to provide the Company’s shareholders information required by the rules and regulations of the Exchange Act and the Texas Business Organizations Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT,
PLEASE CONTACT:

John Junyong Lee
AMARILLO BIOSCIENCES, INC.
4134 Business Park Drive
Amarillo, Texas 79110
(806)376-1741

By Order of the Board of Directors,

/s/ Stephen T. Chen, Ph.D.

Stephen T. Chen, Ph.D. Chief Executive Officer

Appendix A

SECURITIES PURCHASE AGREEMENT

BY AND AMONG

AMARILLO BIOSCIENCES, INC.,

AINOS, INC.

and

THE MAJOR SHAREHOLDERS NAMED HEREIN

DATED AS OF DECEMBER 24, 2020

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of December 24, 2020, by and between Amarillo Biosciences, Inc., a Texas corporation (the “Company”), Ainos, Inc., a Cayman Islands corporation (the “Purchaser”), and each of the Major Shareholders named herein.

RECITALS

WHEREAS, the Company, the Major Shareholders, and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act;

WHEREAS, the Purchaser desires to purchase, and the Company desires to sell, upon the terms and conditions stated in this Agreement, one hundred million (100,000,000) shares of common stock, par value one cent ($0.01) per share, of the Company (the “Common Stock”), which such total amount of shares of Common Stock shall be referred to herein as the “Shares”; and

WHEREAS, the  board of directors of the Company has unanimously: (i) determined that the sale of the Shares pursuant to this Agreement is in the best interests of the Company and the shareholders of the Company, and declared it advisable, to enter into this Agreement, (ii) approved this Agreement and the transactions contemplated hereby on the terms and subject to the conditions of this Agreement, and (iii) adopted a resolution recommending that the Company Shareholder Matters be adopted by the shareholders of the Company at the Special Meeting (the “Company Recommendation”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Major Shareholders, and the Purchaser hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any Proceeding, inquiry, or notice of violation pending or, to the Company’s Knowledge, threatened against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Acquisition Proposal” means a written offer or proposal involving the Company or any of its Subsidiaries with respect to: (a) any merger, reorganization, consolidation, share exchange, share issuance, recapitalization, business combination, liquidation, dissolution or other similar transaction involving any sale, issuance, lease, exchange, mortgage, pledge, transfer or other disposition of, all or a material portion of the assets or equity securities or deposits of, the Company or any of its Subsidiaries, in a single transaction or series of related transactions; (b) any tender offer or exchange offer for all or a material portion of the outstanding shares of capital stock of the Company or any of its Subsidiaries; or (c) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” shall have the meaning ascribed to such term in the Preamble.

“Appraisal” means an appraisal report prepared by Titan International Valuation Ltd., a third-party appraiser retained by Purchaser, purporting to value Purchaser’s Gas Sensor Patents and Patent License Agreements as of October 31, 2020.

“Approvals” has the meaning set forth in Section 3.1(f).

“Board” has the meaning set forth in Section 2.2(a)(iv).

“Business Combination” the consummation of a merger, consolidation, statutory share exchange, or similar transaction that requires adoption by the Company’s shareholders.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in the City of Delaware are open for the general transaction of business.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, as may be amended or modified.

“CFIUS” means the Committee on Foreign Investment in the United States.

“Change in Recommendation” has the meaning set forth in Section 4.18(b).

“Charter Documents” has the meaning set forth in Section 3.1(b).

“Closing” means the closing of the purchase and sale of the Shares pursuant to this Agreement.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied or waived, as the case may be, or such other date as the parties may agree.

“CMS” has the meaning set forth in Section 3.1(hh).

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Company” has the meaning set forth in the Preamble.

“Company Business Combination” has the meaning set forth in Section 4.14(b).

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company Recommendation” has the meaning set forth in the Recitals.

“Company Registered Intellectual Property” has the meaning set forth in Section 3.1(s)(i).

“Company Shareholder Matters” has the meaning set forth in Section 4.18(a).

“Company’s Knowledge” means, with respect to any statement made to the knowledge of the Company and the Major Shareholders, that the statement is based upon the constructive or actual knowledge of the Major Shareholders and, in the case of the Company, the executive officers of the Company after reasonable investigation.

“Contract” shall mean any contract, subcontract, agreement, indenture, note, bond, loan or credit agreement, instrument, installment obligation, lease, sublease, mortgage, use or occupancy agreement, deed of trust, license, sublicense, commitment, power of attorney, guaranty or other legally binding commitment, arrangement, understanding or obligation, whether written or oral, in each case, as amended and supplemented from time to time and including all schedules, annexes and exhibits thereto.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Covered Persons” has the meaning set forth in Section 3.1(v).

“Damages” has the meaning set forth in Section 4.23(e).

“Deferral Notice” has the meaning set forth in Section 4.23(b).

“Delaware Courts” has the meaning set forth in Section 6.8.

“Disclosure Schedules” has the meaning set forth in Section 3.1.

“Disqualifications Events” has the meaning set forth in Section 3.1(v).

“Employee Benefit Plan” shall mean each “employee benefit plan” (within the meaning of Section 3(3) of ERISA) and each other retirement, supplemental retirement, deferred compensation, employment, bonus, incentive compensation, stock purchase, employee stock ownership, equity-based, severance, change in control, employee loan, health welfare, retiree medical or life insurance, educational, employee assistance, fringe benefit plan or program and all other employee benefit plans, policies, agreement (including any employment, consulting and collective bargaining agreements), programs or arrangements, whether or not subject to ERISA, whether formal or informal, oral or written, which the Company or any Subsidiary or any ERISA Affiliate sponsors or maintains or contributes or has any obligation to contribute for the benefit of the current or former employees, directors or other individual service providers of the Company or any Subsidiary or with respect to which the Company or any Subsidiary has any direct or indirect present or future liability on behalf of such employees, director or other individual service providers.

“Environmental Laws” has the meaning set forth in Section 3.1(l).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Company or any Subsidiary is treated as a “single employer” under Section 414 of the Code.

“Evaluation Date” has the meaning set forth in Section 3.1(qq).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“FDA” has the meaning set forth in Section 3.1(hh).

“Financial Statements” has the meaning set forth in Section 3.1(h)(ii).

“Major Shareholder Shares” has the meaning set forth in Section 4.18(c).

“Major Shareholders” means Stephen T. Chen and Virginia M. Chen, individually and as Trustees of Stephen T. Chen and Virginia M. Chen Living Trust, dated April 12, 2018, and Hung Lan Lee.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Governmental Entity” shall mean: (a) any federal, provincial, state, local, municipal, national or international court, governmental commission, government or governmental authority, department, regulatory or administrative agency, board, bureau, agency or instrumentality, tribunal, arbitrator or arbitral body (public or private), or similar body; (b) any self-regulatory organization; or (c) any political subdivision of any of the foregoing.

“Indemnified Person” has the meaning set forth in Section 4.7(a).

“Information” has the meaning set forth in Section 4.14(c).

“Intellectual Property” shall mean all rights, title and interest in, relating to or deriving from intellectual property, whether protected, created or arising under the laws of the United States or any other jurisdiction, whether registered or unregistered, including: (a) all patents and patent applications, including provisional patent applications and similar filings and any and all substitutions, divisions, continuations, continuations-in-part, divisions, reissues, renewals, extensions, reexaminations, patents of addition, supplementary protection certificates, utility models, inventors’ certificates, or the like and any foreign equivalents of the foregoing (including certificates of invention and any applications therefor) (collectively, “Patents”); (b) all domestic and foreign copyrights, copyright registrations, copyright applications, including any of the foregoing that protect original works of authorship fixed in any tangible medium of expression, including literary works (including all forms and types of computer software, including all source code, object code, firmware, development tools, files, records and data, and all documentation related to any of the foregoing), pictorial and graphic works (collectively, “Copyrights”); (c) computer software and firmware, including data files, source code, object code and software-related specifications and documentation (collectively “Software”) (d) all trademarks, service marks, trade names, business marks, service names, brand names, trade dress rights, logos, corporate names, trade styles, and other source or business identifiers and general intangibles of a like nature, together with the goodwill associated with any of the foregoing, along with all applications, registrations, renewals and extensions thereof (collectively, “Trademarks”); (e) all Internet domain names and social media accounts; (f) trade secrets, technology, discoveries and improvements, know-how, proprietary rights, formulae, confidential and proprietary information, technical information, techniques, inventions (including conceptions and/or reductions to practice), designs, drawings, procedures, processes, models, formulations, manuals and systems, whether or not patentable or copyrightable (collectively “Trade Secrets”); (g) proprietary databases and data compilations and all documentation relating to the foregoing; and, including in each case any; (h) all other intellectual property rights, proprietary rights, or confidential information and materials.

“Insolvent” means, with respect to any Person, (a) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s debts as they become due, (b) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (c) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is currently proposed to be conducted.

“Law” shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, treaty, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling, injunction, judgment, order, assessment, writ or other legal requirement, administrative policy or guidance, or requirement issued, enacted, imposed, adopted, promulgated, implemented, entered into or otherwise put into effect by or under the authority of any Governmental Entity.

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right, mortgage, deed of trust, pledge, conditional sale agreement, restrictions on transfer or other restriction of any kind.

“Losses” has the meaning set forth in Section 4.7(a).

“Material Adverse Effect” means any event, circumstance, change or occurrence that has had or would reasonably be expected to have, individually or in the aggregate (a) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (b) a material and adverse effect on the results of operations, assets, properties, business, condition (financial or otherwise), liabilities or prospects of the Company or any Subsidiary, or (c) any adverse impairment to the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Material Contract” means any of the following agreements of the Company or any Subsidiary:

(a)           any employment, severance, termination, consulting, or retirement agreement with any Person (including current or former directors, officers, or employees of the company or any Subsidiary);

(b)           regarding any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is bound;

(c)           any contract containing covenants that limit in any material respect the ability of the Company or its Subsidiary or any employee of the Company or its Subsidiary to compete in any line of business or with any Person or which involve any material restriction of the geographical area in which, or method by which or with whom, the Company or its Subsidiary may carry on its business (other than as may be required by law or applicable regulatory authorities), and any contract that could require the disposition of any material assets or line of business of the Company or its Subsidiary;

(d)           any joint venture, partnership, strategic alliance, or other similar contract (including any franchising agreement, but in any event excluding introducing broker agreements), and any contract relating to the acquisition or disposition of any material business or material assets (whether by merger, sale of stock or assets, or otherwise), which acquisition or disposition is not yet complete or where such contract contains continuing material obligations or contains continuing indemnity obligations of the Company or its Subsidiary;

(e)           any real property lease and any other lease with annual rental payments aggregating $50,000 or more;

(f)           other than with respect to loans, any contract providing for, or reasonably likely to result in, the receipt or expenditure of more than $50,000 on an annual basis, including the payment or receipt of royalties or other amounts calculated based upon revenues or income;

(g)           any contract or arrangement under which the Company or its Subsidiary is licensed or otherwise permitted by a third party to use any Intellectual Property that is material to its business (except for any “shrinkwrap” or “click through” license agreements or other agreements for software that is generally available to the public and has not been customized for the Company or its Subsidiary) or under which a third party is licensed or otherwise permitted to use any Intellectual Property owned by the Company or its Subsidiary;

(h)           any contract that by its terms limits the payment of dividends or other distributions by the Company or its Subsidiary;

(i)           any standstill or similar agreement pursuant to which any party has agreed not to acquire assets or securities of another person;

(j)           any contract that would reasonably be expected to prevent, materially delay, or materially impede the Company’s ability to consummate the transactions contemplated by this Agreement and the other Transaction Documents;

(k)           any contract providing for indemnification by the Company or its Subsidiary of any person, except for immaterial contracts entered into in the ordinary course of business consistent with past practice;

(l)            any contract that contains a put, call, or similar right pursuant to which the Company or its Subsidiary could be required to purchase or sell, as applicable, any equity interests or assets that have a fair market value or purchase price of more than $50,000;

(m)          any agreement relating to the provision of data processing, network communication, or other technical services to or by the Company or any Subsidiary;

(n)           any agreement that contains any (i) exclusive dealing obligation, (ii) “clawback” or similar undertaking requiring the reimbursement or refund of any fees, (iii) “most favored nation” or similar provision granted by the Company or any Subsidiary, or (iv) provision that grants any right of first refusal or right of first offer or similar right or that limits or purposes to limit the ability of the Company or any Subsidiary to own, operate, sell, transfer, pledge or otherwise dispose of any assets or business; and

(o)           any other contract, agreement or understanding material to the Company or its Subsidiary or their respective operations.

“Material Permits” has the meaning set forth in Section 3.1(q).

“OFAC” has the meaning set forth in Section 3.1(ii).

“Outside Date” means the forty-fifth (45th) day following the date of this Agreement; provided that if such day is not a Business Day, the first (1st) day following such day that is a Business Day.

“Owned Intellectual Property” shall mean all Intellectual Property owned or purported to be owned by the Company or any Subsidiary.

“Patent Assets” means those certain rights, title and interest in and to the patents, patent applications, and patent license agreements as set forth in Schedule A to the Patent Assignment.

“Patent Assignment” means a patent assignment in the form attached hereto as Exhibit E.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Personnel” has the meaning set forth in Section 3.1(s)(vii).

“Press Release” has the meaning set forth in Section 4.5.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading. For the avoidance of doubt, the Common Stock is quoted for trading on the OTC Bulletin Board and the Pink Open Market of the OTC Markets Group Inc. as of the date of this Agreement.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Public Disclosure” means all filings, documents, and other filings filed by the Company with the Commission including all filings made under the Exchange Act and all registration statements filed under the Securities Act.

“Purchase Price” is the fair market value of the Patent Assets as agreed to by the parties.

“Purchaser” has the meaning set forth in the Preamble.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Registrable Stock” has the meaning set forth in Section 4.23(a).

“Registration Statement” has the meaning set forth in Section 4.23(a).

“Regulation D” has the meaning set forth in the Recitals.

“Representatives” has the meaning set forth in Section 4.16(a).

“Required Filings” has the meaning set forth in Section 4.18(f).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholder Approval” has the meaning set forth in Section 5.1(i).

“Shareholder Litigation” has the meaning set forth in Section 4.12.

“Shares” has the meaning set forth in the Recitals.

“Solicitor” has the meaning set forth in Section 3.1(v).

“Special Meeting” has the meaning set forth in Section 4.18(a).

“Stock Certificates” has the meaning set forth in Section 2.2(a)(ii).

“Subsidiary” means any entity in which the Company, directly or indirectly, owns fifty percent (50%) or more of the outstanding capital stock or otherwise has Control over such entity.

“Tax” or “Taxes” mean (a) any federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add on minimum, ad valorem, transfer or excise Tax , or any other Tax , custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, imposed by any Governmental Entity and (b) any liability in respect of any items described in clause (a) above payable by reason of contract, assumption, transferee or successor liability, operation of law, Treasury Regulations Section 1.1502-6(a) (or any predecessor or successor thereof or analogous or similar provisions of Law) or otherwise.

“Tax Return” means any return, declaration, report or similar statement filed or required to be filed with respect to any Tax (including any attached schedules), including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

“Trading Day” means a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market; provided, that in the event that the Common Stock is not listed or quoted on a Trading Market, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board or any tier of the OTC Markets Group, Inc. (or any successors to any of the foregoing) on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Patent Assignment and any other documents or agreements executed or delivered in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Transfer & Trust Company, LLC, or any successor transfer agent for the Company.

ARTICLE II
PURCHASE AND SALE

2.1 Closing.

(a) Purchase of Shares. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Shares in exchange for the Purchase Price.

(b) Closing. The Closing of the purchase and sale of the Shares shall take place on the Closing Date remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(c) Delivery of the Shares. On the Closing Date, the Company shall deliver (or irrevocably instruct the Transfer Agent to deliver) to the Purchaser (i) one or more stock certificates reflecting the issuance of, or (ii) in electronic form via book-entry transfer to the account(s) maintained by the Purchaser (or its designated custodian), the Shares.

(d) Purchase Price; Form of Payment. In consideration for 100,000,000 duly authorized and issued shares of Common Stock of the Company valued at $0.20 per share, at the Closing and contemporaneously with the Purchaser’s receipt of the Shares in accordance with Section 2.1(c), the Purchaser shall execute and deliver the Patent Assignment to the Company, which such Patent Assignment is deemed to have an appraised value between $20,168,000 and $22,488,000 pursuant to the Appraisal. The Patent Assignment shall not be deemed effective until the Purchaser (or its designated custodian per its delivery instructions) confirms receipt of the Shares

2.2 Closing Deliveries.

(a) On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to the Purchaser the following (the “Company Deliverables”):

(i)      this Agreement, duly executed by the Company;

(ii)     the Shares, either by delivery of one or more stock certificates evidencing the Shares or by book-entry transfer to the account(s) maintained by the Purchaser (or its designated custodian), registered in the name of the Purchaser or its nominee (per its instructions) (the “Stock Certificates”);

(iii)    a legal opinion of the Company’s counsel, dated as of the Closing Date and in the form attached hereto as Exhibit A, executed by such counsel and addressed to the Purchaser;

(iv)    a certificate of the Secretary of the Company, in the form attached hereto as Exhibit B, dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company (the “Board”) approving the transactions contemplated by this Agreement and the other Transaction Documents, including the issuance of the Shares, (b) certifying the current versions of the certificate of formation, as amended, and bylaws, as amended, of the Company, and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(v)     a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, in the form attached hereto as Exhibit C, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and 5.1(b);

(vi)    a certificate of good standing for the Company from the Texas Secretary of State as of a recent date; and

(vii)   the resignations contemplated by Section 4.17 hereof.

(b) On or prior to the Closing, the Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)      this Agreement, duly executed by the Purchaser;

(ii)     the Patent Assignment duly executed by the Purchaser;

(iii)    a true and correct copy of the Appraisal;

(iv)    a certificate of good standing for the Company from the Cayman Islands General Registry as of a recent date; and

(v)     a list of nominees of Persons to be nominated, appointed, and/or elected to the Board of the Company; and

(vi)    a certificate of the Chief Executive Officer of the Purchaser, in the form attached hereto as Exhibit D, dated as of the Closing Date, certifying to the fulfillment or waiver of the conditions in this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties Relating to the Company. Except as set forth in the schedules delivered herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, each of the Company and Major Shareholder hereby jointly and severally represents and warrants as of the date hereof and as of the Closing Date (except for the representations and warranties that expressly speak as of a specific date, which shall be made as of such date), to the Purchaser that:

(a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a) of the Disclosure Schedules. The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of formation, bylaws or other organizational or charter documents. The Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not be expected to have a Material Adverse Effect. True, correct and complete copies of the certificate of formation, as amended, and bylaws, as amended (or equivalent organizational documents) of the Company and each Subsidiary as currently in effect (collectively referred to herein as “Charter Documents”), have been made available to the Purchaser. The Company and each Subsidiary are not in violation of any of the provisions of their respective Charter Documents.

(c) Capitalization.

(i)      The Company’s authorized and outstanding equity interests is as set forth in Schedule 3.2(c) of the Disclosure Schedules.

(ii)     No securities or ownership interests are reserved for issuance upon the exercise of outstanding options, warrants, convertible securities, or other rights to purchase Common Stock. All outstanding shares of Common Stock have been duly authorized, validly issued, fully paid and are non-assessable and are not subject to preemptive rights. Each share of Common Stock has been issued in compliance in all material respects with (A) applicable Law and (B) the Charter Documents.

(iii)    Other than as set forth on Schedule 3.2(c) of the Disclosure Schedules, there are no subscriptions, options, warrants, equity or debt securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any ownership interests of the Company or obligating the Company to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. Other than as set forth on Schedule 3.2(c) of the Disclosure Schedules, there are no stock appreciation, phantom stock, stock-based performance unit, profit participation, restricted stock, restricted stock unit or other equity-based compensation award or similar rights with respect to the Company.

(iv)    Except as set forth in Section 4.23 of this Agreement, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreements or understandings to which the Company is a party or by which the Company is bound with respect to any ownership interests of the Company.

(v)     Except as provided for in this Agreement and the other Transaction Documents, as a result of the consummation of the transactions contemplated hereunder and thereunder, no shares of capital stock, warrants, options or other securities of the Company are issuable and no rights in connection with any shares, warrants, options or other securities of the Company accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).

(d) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by each of the other Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder, including, without limitation, to issue the Shares in accordance with the terms hereof. The Company’s execution and delivery of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board or its shareholders in connection therewith. Each of the Transaction Documents has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof or thereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable Law. There are no shareholder agreements, voting agreements, voting trust agreements or similar agreements with respect to the Company’s capital stock to which the Company is a party or, between or among any of the Company’s shareholders.

(e) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated hereby or thereby do not and will not (i) conflict with or violate any provisions of the Charter Documents or otherwise result in a violation of the Charter Documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) conflict with or result in a violation of any Law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and the rules and regulations thereunder, assuming the correctness of the representations and warranties made by the Purchaser herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(f) Filings, Consents and Approvals. The Company is in possession of all franchises, grants, authorizations, licenses, permits, consents, certificates, approvals and orders from Governmental Entities (“Approvals”) necessary to own, lease, and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other Governmental Entity, self-regulatory organization (including any Trading Market) or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Shares), other than (i) filings required, if any, by the Securities Act, the Exchange Act, or by applicable blue sky state securities laws, and the rules and regulations thereunder, and appropriate documents received from or filed with the relevant authorities of other jurisdictions in which the Company is licensed or qualified to do business (ii) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act, (iii) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, and (iv) the Shareholder Approval. The Company is unaware of any facts or circumstances relating to the Company that might prevent the Company from obtaining or effecting any of the foregoing.

(g) Issuance of the Shares. The issuance of the Shares has been duly authorized and the Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer imposed by applicable securities Laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchaser in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

(h) Financial Statements.

(i) The consolidated financial statements of the Company and each Subsidiary included in the Public Disclosure comply in all material respects with applicable accounting requirements and the rules and regulations of the applicable Governmental Entity with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto or as required by the applicable Governmental Entity and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the balance sheet of the Company and each Subsidiary taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, which would not be material, either individually or in the aggregate.

(ii) The Company has delivered to the Purchaser the audited consolidated financial statements of the Company and each Subsidiary as of December 31, 2018 and for the fiscal year ended December 31, 2019 and the unaudited consolidated financial statements of the Company and each Subsidiary (including balance sheet, income statement and statement of cash flows) as of September 30, 2020 (collectively, the “Financial Statements”). The Financial Statements have been prepared based on the books and records of the Company or its Subsidiaries, as applicable, in accordance with GAAP applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by GAAP. The Financial Statements fairly present in all material respects the consolidated financial condition, position, results of operation, and cash flow of the Company and its Subsidiaries as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments, which would not be material, either individually or in the aggregate. Except as set forth in the Financial Statements, the Company and each Subsidiary has no material liabilities or obligations, contingent or otherwise, other than (A) liabilities incurred in the ordinary course of business subsequent to December 31, 2019; and (B) liabilities appropriately reflected or reserved against in accordance with GAAP in the audited consolidated balance sheet of the Company and each Subsidiary for the year ended December 31, 2019.

(iii) Except as reported in the Public Disclosures, the Company and each Subsidiary maintains a system of internal accounting controls established and administered in accordance with GAAP and sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, and (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability.

(i) Tax Matters.

(i) All Tax Returns required to be filed by or on behalf of the Company or any Subsidiary have been duly and timely filed with the appropriate Governmental Entity and all such Tax Returns are true, correct and complete in all material respects. All Taxes due and payable by or on behalf of the Company or any Subsidiary (whether or not shown on any Tax Return) have been fully and timely paid and the Company has adequately reserved in the Financial Statements in accordance with GAAP for all Taxes (whether or not shown on any Tax Return) that have accrued but are not yet due or payable as of the dates thereof.

(ii) No claim, assessment, deficiency or proposed adjustment for any Tax has been asserted or assessed by any Governmental Entity against the Company or any Subsidiary (or any consolidated, combined or unitary group of which the Company or any Subsidiary is a member) that has not been paid or resolved. No Tax audit, proceeding or other examination of the Company or any Subsidiary (or any consolidated, combined, or unitary group of which the Company or any Subsidiary is a member) by any Governmental Entity is presently in progress, nor has the Company or any Subsidiary been notified of any request or threat for such an audit, proceeding or other examination. Neither the Company nor any Subsidiary (or any consolidated, combined, or unitary group of which the Company or any Subsidiary is a member) is a party to any litigation or administrative proceeding relating to Taxes. There are no Liens for Taxes upon any of the assets of the Company or any Subsidiary (or any consolidated, combined, or unitary group of which the Company or any Subsidiary is a member). Neither the Company nor any Subsidiary (or any consolidated, combined, or unitary group of which the Company or any Subsidiary is a member) has consented to extend the time in which any Tax may be assessed or collected by any Governmental Entity (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business), which extension is still in effect. No the Company nor any Subsidiary has received a claim by any Governmental Entity in any jurisdiction where it does not file a particular Tax Return or pay a particular Tax that it is or may be subject to taxation by that jurisdiction or required to file a Tax Return.

(iii) Neither the Company nor any Subsidiary has requested, has received or is subject to any ruling of a Governmental Entity or has entered into any written agreement with a Governmental Entity with respect to any Taxes, and neither the Company nor any Subsidiary has entered into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law).

(iv) Neither the Company nor any Subsidiary has entered into or been a party to any “listed transaction” within the meaning of Section 6707A(c)(2) of the Code.

(v) Neither the Company nor any Subsidiary has in any year for which the applicable statute of limitations remains open distributed stock of another person, or has had its stock distributed by another person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

(vi) Neither the Company nor any Subsidiary is a party to or bound by any Tax allocation, indemnity or sharing agreement. Neither the Company nor any Subsidiary (A) has been a member of an affiliated group filing a consolidated federal income Tax Return, or (B) has any liability for the Taxes of another Person pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law) or as a transferee or a successor or by Contract (other than pursuant to commercial agreements entered into in the ordinary course of business and the principal purpose of which is not related to Taxes) or otherwise.

(vii) The Company and each Subsidiary has complied with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446, 1471-1474, 3102 and 3402 of the Code or similar provisions under any state or foreign Laws) and has duly and timely withheld and, in each case, has paid over to the appropriate Governmental Entity any and all amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws.

(viii) No payment under this Agreement shall be subject to any withholding Taxes under the Code or any other Applicable Law.

(ix) The Company and each Subsidiary has collected or withheld and paid (or had collected or withheld and paid on its behalf) all applicable sales, use, ad valorem, and value added Taxes.

(x) Neither the Company nor any Subsidiary has received notice from a taxing authority that it has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country or is subject to Tax on its net income other than the country in which it is organized.

(xi) Neither the Company nor any Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of: (A) any change in method of accounting for a taxable period ending on or prior to the Closing Date; (B) any “closing agreement” as described in Section 7121 (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (C) any intercompany transaction, deferred intercompany gain or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law); any (D) installment sale or open transaction disposition made on or prior to the Closing Date; or (E) any prepaid amount received on or prior to the Closing Date.

(xii) Neither the Company nor any Subsidiary has any deferred payment obligation pursuant to Section 965 of the Code.

(xiii) The unpaid Taxes of the Company and each Subsidiary as of the date hereof (A) are estimated not to exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Financial Statements (rather than in any notes thereto) and (B) are estimated not to exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the historical practice of the Company and each Subsidiary in filing its Tax Returns. Since the date of the Financial Statements, the Company has not incurred any liability for Taxes arising from extraordinary gains or losses, as that term is used in GAAP, outside the ordinary course of business and consistent with historical practice.

(xiv) Neither the Company nor any Subsidiary has deferred any “applicable employment taxes” (as defined in Section 2302(d)(1) of the CARES Act) in respect of calendar year 2020 pursuant to Section 2302 of the CARES Act, which Taxes would otherwise have been payable by the Company or any Company Subsidiary in respect of calendar year 2020 but for the application of the CARES Act.

(xv) Schedule 3.1(i)(xv) of the Disclosure Schedules lists all federal, state, local, and non-U.S. income Tax Returns filed (and the jurisdictions in which such Tax Returns have been filed) with respect to the Company and each Subsidiary for taxable periods ended on or after December 31, 2017, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit.

(xvi) Neither the Company nor any Subsidiary is currently required or will be required on or after the Closing Date to make any payments in respect of the transfer or surrender of any liability to Tax or any Tax loss or relief by virtue of having been a member of a consolidated, combined, unitary, group relief or other similar Tax group prior to the Closing.

(xvii) To the Company’s Knowledge, there currently are no limitations on the utilization of the net operating losses, built-in losses, capital losses, tax credits or other similar items of the Company or any Subsidiary under Sections 382, 383 or 384 of the Code (or any corresponding or similar provision of state, local or foreign law).

(xviii) The Company is classified as a corporation for U.S. federal income tax purposes.

(xix) For purposes of this Section 3.1(i), any reference to the Company or any Subsidiary shall be deemed to include any Person that merged with or was liquidated into such Person.

(j) No Undisclosed Liabilities. There are no debts, liabilities or obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, of the Company or any Subsidiary of a nature required to be reflected on a balance sheet prepared in accordance with GAAP, other than any such debts, liabilities or obligations (i) specifically accrued or reserved against on the Financial Statements or the notes thereto, (ii) incurred since December 31, 2019 in the ordinary course of business of the Company or any Subsidiary, or (iii) that would not, individually or in the aggregate, reasonably be expected to be material to the Company or any Subsidiary.

(k) Absence of Certain Changes or Events. Except as contemplated by this Agreement, since December 31, 2019, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Financial Statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) neither the Company nor any Subsidiary has altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) there has not been any change in the independent auditors of the Company or any Subsidiary, (v) any purchase, redemption or other acquisition by the Company of any of the shares of Common Stock or any other securities of the Company or any options, warrants, calls or rights to acquire any such Common Stock or other securities, (vi) any split, combination or reclassification of any of the shares of Common Stock, (vii) any issuance of shares of Common Stock (viii) neither the Company nor any Subsidiary has declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its respective capital stock, (ix) neither the Company nor any Subsidiary has issued any equity securities to any officer, director or Affiliate, except Common Stock issued pursuant to existing stock option plans or equity-based plans disclosed in the Financial Statements, (x) there has not been any material change or amendment to, or any waiver of any material right by the Company or any Subsidiary under, any Material Contract under which the Company or any Subsidiary is bound or subject, (xi) to the Company’s Knowledge, there has not been a material increase in the aggregate dollar amount of the reserves or allowances established on the Financial Statements with respect thereto, (xii) there has not occurred any material transfer, assignment, sale or other disposition of any of the assets shown or reflected in the Financial Statements or any material cancellation, discharge or payment of any debts, Liens or entitlements, (xiii) neither the Company nor any Subsidiary has made any material capital investment in, or any material loan to, any Person, (xix) the Company has not adopted, entered into, modified or terminated any employee benefit plan or any material employment, severance, retention or other agreement with any current or former employee, officer, director, independent contractor or consultant, (xv) the Company has not entered into a material new line of business or abandoned or discontinued any material existing line of business, and (xvi) neither the Company nor any Subsidiary has entered into any Contract or agreement to do any of the foregoing, or has taken any action or omission to act that would result in any of the foregoing.

(l) Environmental Matters. Neither the Company nor any Subsidiary (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; in each case, which violation, contamination, liability or claim has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the Company’s Knowledge, there is no pending or threatened investigation that might lead to such a claim. Except as would not result in a Material Adverse Effect, and, to the Company’s Knowledge, there are no circumstances or conditions (including the presence of asbestos, underground storage tanks, lead products, polychlorinated biphenyls, prior manufacturing operations, dry-cleaning or automotive services) involving the Company or any Subsidiary, or any currently or formerly owned or operated property of the Company or any Subsidiary, that could reasonably be expected to result in any claim, liability, investigation, cost or restriction against the Company or any Subsidiary, or result in any restriction on the ownership, use, or transfer of any property pursuant to any Environmental Law, or adversely affect the value of any currently owned property of the Company or any Subsidiary.

(m) Litigation. There is no Action, pending or, to the Company’s Knowledge, threatened, which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Shares pursuant to this Agreement and the other Transaction Documents or (ii) is reasonably likely to have a Material Adverse Effect, individually or in the aggregate, if there were an unfavorable decision. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty nor is any Action, to the Company’s Knowledge, currently threatened. There is no Action by the Company or any Subsidiary pending or which the Company or any Subsidiary intends to initiate (other than collection or similar claims in the ordinary course of business). There has not been, and to the Company’s Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such, which individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(n) Employee Benefit Plans.

(i) Schedule 3.10(a) of the Disclosure Schedules sets forth a true, correct and complete list of each material Employee Benefit Plan, excluding any employment or consulting agreement or offer letter that either: (i) is terminable by the Company at will; or (ii) provides for notice and/or garden leave obligations as required by applicable Law, in each case, so long as such agreement or offer letter does not provide for: (A) severance or similar obligations; (B) transaction bonuses or change in control or similar payments; or (C) Tax gross-ups; provided that a form of such employment or consulting agreement or offer letter is listed and made available to the Purchaser and the individual agreements or offer letters do not deviate from such form in any material respect.

(ii) With respect to each material Employee Benefit Plan, the Company has made available to the Purchaser a true, correct and complete copy of the following documents, to the extent applicable: (A) all plan documents, including any related trust documents, insurance contracts or other funding arrangements, third party administrative service contracts, and all amendments to the foregoing; (B) for the most recent two (2) plan years: (I) the IRS Form 5500 and all schedules thereto; (II) audited financial statements; and (III) actuarial or other valuation reports; (C) the most recent IRS determination letter or opinion letter, as applicable; (D) the most recent summary plan descriptions, and (E) all correspondence with the Internal Revenue Service and the Department of Labor under any voluntary compliance resolution system or delinquent flier programs.

(iii) Each Employee Benefit Plan has been established, maintained and administered in all material respects in accordance with its terms and with all applicable Law. No non-exempt “prohibited transaction” (within the meaning of Section 406 of ERISA and Section 4975 of the Code) has occurred or is reasonably expected to occur with respect to any Employee Benefit Plan.

(iv) Each Employee Benefit Plan intended to qualify under Section 401(a) of the Code is qualified and has received a determination letter (or the prototype plan on which such Employee Benefit Plan is based has received an opinion letter) from the Internal Revenue Service upon which it may rely regarding its qualified status under the Code, and nothing has occurred with respect to the operation of any such plan that would reasonably be expected to result in the loss of such qualification or the imposition of any material Tax penalty.

(v) Neither the Company nor any of its respective ERISA Affiliates has at any time sponsored or has ever been obligated to contribute to, or had any liability in respect of: (A) an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA (including any “multiemployer plan” within the meaning of Section (3)(37) of ERISA); (B) a “multiple employer plan” as defined in Section 413(c) of the Code; or (C) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA. No Employee Benefit Plan is a “multiple employer plan” (within the meaning of Section 4063 or 4064 of ERISA).

(vi) None of the Employee Benefit Plans provides for, and the Company and any Subsidiary do not have liability in respect of, post-retiree health, welfare or life insurance benefits or coverage for any participant or any beneficiary of a participant, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state or other applicable Law.

(vii) With respect to any Employee Benefit Plan, no actions, suits, claims (other than non-material routine claims for benefits in the ordinary course), audits, inquiries, investigations, proceedings or lawsuits are pending, or, to the Company’s Knowledge, threatened against any Employee Benefit Plan, the assets of any of the trusts under such plans or the plan sponsor or administrator, or against any fiduciary of any Employee Benefit Plan with respect to the operation thereof that could reasonably be expected to result in any material liability.

(viii) All contributions, reserves or premium payments required to be made or accrued for all prior periods through the date hereof to the Employee Benefit Plans have been timely made or accrued in all material respects in accordance with the provisions of each of Employee Benefit Plans, applicable Law and GAAP.

(ix) Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated by the Transaction Documents will, either alone or in connection with any other event(s): (A) result in any payment or benefit becoming due to any current or former employee, contractor or director of the Company or any Subsidiary or under any Employee Benefit Plan; (B) increase any amount of compensation or benefits otherwise payable to any current or former employee, contractor or director of the Company or any Subsidiary or under any Employee Benefit Plan; (C) result in the acceleration of the time of payment, funding or vesting of any benefits to any current or former employee, contractor or director of the Company or any Subsidiary or under any Employee Benefit Plan; or (D) limit the right to merge, amend or terminate any Employee Benefit Plan.

(x) Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated by the Transaction Documents shall, either alone or in connection with any other event(s) give rise to any “excess parachute payment” as defined in Section 280G(b)(1) of the Code, any excise Tax owing under Section 4999 of the Code or any other amount that would not be deductible under Section 280G of the Code.

(xi) The Company maintains no obligations to gross-up or reimburse any individual for any Tax or related interest or penalties incurred by such individual, including under Sections 409A or 4999 of the Code or otherwise.

(xii) Each Employee Benefit Plan which is a “nonqualified deferred compensation plan” subject to Section 409A of the Code has been established, operated and maintained in compliance with Section 409A of the Code in all material respects.

(xiii) Except as set forth in Schedule 3.1(n)(xiii) of the Disclosure Schedules, there are no outstanding loans by the Company or any Subsidiary to any of their respective employees, directors or other service providers.

(xiv) None of the Company, any Subsidiary or any employee, director or other service provider of the Company or any Subsidiary has made any promises or commitments, whether legally binding or not, to create any additional Employee Benefit Plan, or to modify or change in any material way any existing Employee Benefit Plan.

(xv) Any individual who performs services for the Company or any Company Subsidiary and who is not treated as an employee for U.S. federal income tax purposes by the Company or any Subsidiary is not an employee under applicable Law or for any purpose including, without limitation, for Tax withholding purposes or Employee Benefit Plan purposes with only immaterial exceptions. The Company and each Subsidiary has no liability by reason of an individual who performs or performed services for the Company or any Subsidiary in any capacity being improperly excluded from participating in an Employee Benefit Plan. Each employee of the Company and each Subsidiary has been properly classified as “exempt” or “non-exempt” under applicable Law with only immaterial exceptions, and no individual treated as an independent contractor or consultant by the Company or any Subsidiary should have been properly classified as an employee under applicable Law.

(xvi) With respect to each Employee Benefit Plan that is mandated by a government other than the United States or subject to the applicable Laws of a jurisdiction outside of the United States, (A) the fair market value of the assets of each such plan to the extent funded, the liability of each insurer for any such funded through insurance or the book reserve established for any such plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date of this Agreement, with respect to all current and former participants in such plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such plan, and no transaction contemplated by this Agreement shall cause such assets or insurance obligations to be less than such benefit obligations, and (B) each such plan has been maintained and operated in all material respects in accordance with the applicable plan document and all applicable Laws and other requirements, and if intended to qualify for special tax treatment, satisfies, in all material respects, the requirements for such treatment.

(o) Labor Matters.

(i) Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or other labor Contract applicable to persons employed by the Company or any Subsidiary. There are no representation proceedings, demands for recognition or petitions seeking a representation proceeding presently pending or, to the Company’s Knowledge, threatened to be brought or filed, with the National Labor Relations Board or other labor relations tribunal, nor has any such representation proceeding, petition, or demand been brought, filed, made, or, to the Company’s Knowledge, threatened within the last three (3) years. There is no organizing activity involving the Company or any Subsidiary pending or, to the Company’s Knowledge, threatened by any labor organization or group of employees, and nor, to the Company’s Knowledge, has there been any such activity during the last three (3) years.

(ii) There are no pending: (A) strikes, work stoppages, slowdowns, lockouts or arbitrations (nor have there been any strikes, work stoppages, slowdowns, lockouts or arbitrations within the last three (3) years); or (B) grievances or other labor disputes pending or, to the Company’s Knowledge, threatened against or involving the Company or any Subsidiary involving any employee of the Company or any Subsidiary, in each case, that could reasonably be expected to result in any material liability. Except as set forth on Schedule 3.1(o)(ii), there are no charges, grievances or complaints, in each case, related to alleged unfair labor practices, pending or, to the Company’s Knowledge, threatened by or on behalf of any employee, former employee, or labor organization that could reasonably be expected to result in any material liability.

(iii) To the Company’s Knowledge, as of the date hereof, none of the Company’s officers or employees has given notice of any intent to terminate his or her employment with the Company in connection with the transactions contemplated by the Transaction Documents. The Company and each Subsidiary is in compliance in all material respects and, to the Company’s Knowledge, each of their employees and consultants are in compliance in all material respects, with the terms of any employment and consulting agreements between the Company or any Subsidiary and such individuals.

(iv) Except as set forth on Schedule 3.1(o)(iv) of the Disclosure Schedules, there are no complaints, lawsuits, actions, investigations, audits, charges or claims against the Company or any Subsidiary pending or, to the Company’s Knowledge, threatened that could be brought or filed, by or with any Governmental Entity based on, arising out of, in connection with or otherwise relating to the employment or termination of employment or failure to employ by the Company or any Subsidiary, of any individual that could reasonably be expected to result in any material liability. The Company and each Subsidiary is in compliance in all material respects with all applicable Laws respecting labor, employment and employment practices, including, but not limited to, all applicable Laws concerning terms and conditions of employment, wages and hours, overtime, worker classification, the provision of meal and rest breaks and accurate wage statements, immigration, the Worker Adjustment and Retraining Notification Act, and any similar state or local “mass layoff” or “plant closing” laws, collective bargaining, discrimination, civil rights, safety and health, workers’ compensation and the collection and payment of withholding and/or social security Taxes and any similar Tax. Neither the Company nor any Subsidiary is liable for any arrears of wages or penalties with respect thereto, except in each case as would not, individually or in the aggregate, reasonably be expected to be material to the Company. Except as set forth on Schedule 3.1(o)(iv), there are no pending, or to the Company’s Knowledge, threatened Proceedings against the Company or any Subsidiary by any employee in connection with such employee’s employment or termination of employment by the Company or Subsidiary, as applicable, that could reasonably be expected to result in any material liability.

(v) During the last three (3) years, (A) no allegations of workplace sexual harassment, discrimination or other similar misconduct have been made, initiated, filed or, to the Company’s Knowledge, threatened in writing against the Company or any Subsidiary or any of their respective current or former directors, officers or senior level management employees, (B) to the Company’s Knowledge, no incidents of any workplace sexual harassment, discrimination or other similar misconduct have occurred, and (C) neither the Company nor any Subsidiary has entered into any settlement agreement related to allegations of sexual harassment, discrimination or other similar misconduct by any of their directors, officers or employees described in clause (A) hereof or any independent contractor.

(p) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator Governmental Entity, or other governmental body having jurisdiction over the Company, any Subsidiary or their respective properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any applicable Law, statute, rule, regulation, policy or guideline or order of any governmental authority, self-regulatory organization applicable to the Company or any Subsidiary.

(q) Material Permits. The Company and each Subsidiary possess all certificates, authorizations, consents and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its respective businesses as currently conducted, except where the failure to possess such certificates, authorizations, consents or permits, individually or in the aggregate, has not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (“Material Permits”), and (i) neither the Company nor any Subsidiary has received any notice in writing of Proceedings relating to the revocation or material adverse modification of any such Material Permits, and (ii) the Company is unaware of any facts or circumstances that would give rise to the revocation or material adverse modification of any Material Permits.

(r) Title to Assets; Real Property; Tangible Property. The Company and each Subsidiary has good and marketable title to all tangible personal property owned by it which is material to the business of the Company or Subsidiary, as applicable, in each case free and clear of all Liens except such Liens, if any, as may be reflected on the Financial Statements and such other Liens as do not materially affect the value of such property or do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary. Neither the Company nor any Subsidiary own any real property. Any real property and facilities held under lease by the Company and the Bank are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company or any Subsidiary. No notice of a claim of default by any party to any real property lease entered into by the Company or any Subsidiary has been delivered to either the Company or any Subsidiary or is now pending, and there does not exist any event or circumstance that with notice or passing of time, or both, would constitute a default or excuse performance by any party thereto. To the Company’s Knowledge, none of the owned or leased premises or real properties of the Company or any Subsidiary are subject to any Proceedings, or any current or potential interests of third parties or other restrictions or limitations that would impair or be inconsistent in any material respect with the current use of such property by the Company or Subsidiary, as the case may be.

(s) Intellectual Property.

(i) Schedule 3.1(s)(i) of the Disclosure Schedules sets forth a true, correct and complete list, as of the date of this Agreement, of all of the following Owned Intellectual Property: (A) registered Patents and pending applications for Patents; (B) registered Trademarks and pending applications for registration of Trademarks; (C) registered Copyrights and pending applications for registration of Copyrights; (D) Internet domain names actively used by the Company or any Subsidiary (the Intellectual Property referred to in clauses (A) through (D), collectively, the “Company Registered Intellectual Property”); (E) unregistered Trademarks (for which there are no pending applications) that are material to any of the businesses of the Company or any Subsidiary; and (F) social media accounts that are material to any of the businesses of the Company or any Subsidiary.

(ii) The Company and its Subsidiaries are the sole and unrestricted legal and beneficial owners of all Owned Intellectual Property, and no Owned Intellectual Property will at Closing be subject to any Liens, adverse claims, any requirement of any past (if outstanding), present or future royalty payments, or otherwise encumbered or restricted by any rights of any third party.

(iii) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company or any Subsidiary: (A) no Company Registered Intellectual Property is involved in any interference, inter partes, reissue, reexamination, opposition or cancellation proceeding and (B) all of the Company Registered Intellectual Property is subsisting and, to the Company’s Knowledge and excepting any pending applications included therein, valid and enforceable in all material respects and all necessary registration, maintenance, renewal, and other relevant filing fees due through the date of this Agreement have been timely paid and all necessary documents and certificates in connection therewith have been timely filed with the relevant Patent, Trademark, Copyright, domain name registrar, or other authorities in the United States or foreign jurisdictions, as the case may be, for the purpose of maintaining such Company Registered Intellectual Property and those Internet domain names actively used by the Company or any Subsidiary that are material to any of the businesses of the Company or any Subsidiary, in full force and effect.

(iv) Except as set forth on Schedule 3.1(s)(iv) of the Disclosure Schedules, neither the Company nor any Subsidiary has received any written notice of any violation or infringement of any asserted rights of any other Person, or alleging invalidity of any Owned Intellectual Property of the Company or any Subsidiary, challenging the Company’s or any Subsidiary’s ownership of any Intellectual Property, or otherwise with respect to any Intellectual Property of any other Person. Neither the Company nor any Subsidiary is or has been party to any lawsuit, or other judicial, administrative or arbitral proceeding, relating to its use of Intellectual Property, including any such lawsuit or proceeding involving any claim that the Company or any Subsidiary infringed, misappropriated, diluted or otherwise violated the Intellectual Property of any third party.

(v) Except as set forth on Schedule 3.1(s)(v) of the Disclosure Schedules, to the Company’s Knowledge, no third party is infringing, in any material respect, any of the Owned Intellectual Property of the Company or any Subsidiary, and neither the Company nor any Subsidiary has sent any written communication to or asserted or threatened any action or claim against any Person involving or relating to any Owned Intellectual Property. The conduct of the business of the Company, its Subsidiaries and Affiliates as currently conducted does not materially infringe, misappropriate or otherwise violate the Intellectual Property rights of any Person.

(vi) Except as set forth on Schedule 3.1(s)(vi) of the Disclosure Schedules, the Company or its Subsidiary has the right to use, execute, reproduce, display, perform, modify, enhance, distribute, prepare derivative works of and sublicense, without payment to any other Person, all of the Owned Intellectual Property.

(vii) Except as set forth on Schedule 3.1(s)(vii) of the Disclosure Schedules, each of the employees, agents, consultants, contractors and others who have contributed to or participated in the discovery, creation or development of any material Intellectual Property on behalf of the Company or its Subsidiaries (“Personnel”) (A) has assigned to the Company or its Subsidiary pursuant to a written and enforceable agreement all right, title and interest in such Intellectual Property, which agreement includes a present tense assignment of Intellectual Property, or (B) is a party to a valid “work for hire” agreement under which the Company or its Subsidiary is deemed to be the original author/owner of all subject matter included in such Intellectual Property. Without limiting the foregoing, but subject to Schedule 3.1(s)(vii) of the Disclosure Schedules, the Company or its Subsidiary has secured from all employees a written and enforceable agreement providing for the non-disclosure by such Person of confidential information of the Company and its Subsidiaries.

(viii) Each of the Company and its Subsidiaries, as applicable, has taken commercially reasonable steps to maintain the secrecy, confidentiality and value of all material Trade Secrets included in the Owned Intellectual Property. Except as set forth on Schedule 3.1(s)(viii) of the Disclosure Schedules, no Trade Secret or confidential information of the Company or each Subsidiary has been authorized to be disclosed, or, to the Company’s Knowledge, has been disclosed to any of the Company’s or Subsidiary’s past or present employees or any other Person, in each case, other than as subject to an agreement restricting the disclosure and use of such Trade Secret or confidential information.

(ix) All material Software owned, licensed, used, or otherwise held for use in the business of the Company or any Subsidiary is in good working order and condition and is sufficient in all material respects for the purposes for which it is used in the business of the Company and each Subsidiary. To the Company’s Knowledge, neither the Company nor any Subsidiary has experienced any material defects in design, workmanship or material in connection with the use of such Software that have not been corrected.

(t) Insurance. The Company and each Subsidiary are, and following the Closing Date will remain, insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes in good faith to be prudent and customary in the businesses and locations in which the Company and its Subsidiaries are engaged. The Company and each Subsidiary has not been refused any insurance coverage sought or applied for, and the Company and each Subsidiary do not have any reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect. All premiums due and payable under all such policies and bonds have been timely paid, and the Company and each Subsidiary are in material compliance with the terms of such policies and bonds. Neither the Company nor any Subsidiary has received any notice of cancellation of any such insurance, nor, to the Company’s Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would be materially higher than their existing insurance coverage. The Company (i) maintains directors’ and officers’ liability insurance and fiduciary liability insurance with benefits and levels of coverage as disclosed in Schedule 3.1(t), (ii) has timely paid all premiums on such policies, and (iii) there has been no lapse in coverage during the term of such policies.

(u) Transactions With Affiliates and Employees. Except as set forth in Schedule 3.1(u) of the Disclosure Schedules:

(i) The Company and its Subsidiaries are not parties to any Contracts with any Affiliate, shareholder, employee, member, manager, officer or director of any the Company or any Subsidiary other than Contracts governing an individual’s provision of services to the Company or any Subsidiary and employee benefits and Contracts between the Company and any Subsidiary.

(ii) Neither the Company nor any Subsidiary has loaned any amounts that remain outstanding to any Affiliate, shareholder, employee, member, manager, officer or director of the Company or any Subsidiary, other than intercompany loans between the Company or its Subsidiaries, and neither the Company nor any Subsidiary has borrowed material funds from any of the foregoing that remains outstanding other than intercompany loans between the Company and its Subsidiaries.

(iii) There are no loans, advances or Indebtedness incurred by the Company or any Subsidiary from any Affiliate, shareholder, employee, member, manager, officer or director of the Company or any Subsidiary other than intercompany loans and advances.

(iv) No Affiliate, shareholder, employee, member, manager, officer or director of the Company or a Subsidiary (A) owns any material property right, tangible or intangible, which is used by the Company or any Subsidiary in the conduct of its business or (B) owns, directly or, to the Company’s Knowledge, indirectly, any Person that is a material customer, supplier, competitor or lessor of the Company or any Subsidiary.

(v) No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with Commission rules and guidance, and has conducted a factual inquiry including the procurement of relevant information from each Covered Person (as defined below) or other means, the nature and scope of which reflect reasonable care under the relevant facts and circumstances, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Company’s Knowledge, after conducting such sufficiently diligent factual inquiries, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Securities; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

(w) Certain Fees. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company or any Subsidiary. The Company shall indemnify, pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(x) Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.3 of this Agreement and the accuracy of the information disclosed by the Purchaser to the Company, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchaser under the Transaction Documents.

(y) Registration Rights. Other than the Purchaser, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(z) No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.3 of this Agreement, none of the Company, any Subsidiary nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would cause such offers and sales to be integrated for purposes of Regulation D with the offer and sale by the Company of the Shares or that otherwise would cause the exemption from registration under Regulation D to be unavailable in connection with the offer and sale by the Company of the Shares.

(aa) Investment Company. Neither the Company nor any Subsidiary is required to be registered as, and immediately after receipt of payment for the Shares will not be required to be registered as, an “investment company,” an “affiliated person” of, “promoter” for or “principal underwriter” for, an entity “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(bb) Unlawful Payments. Neither the Company nor any Subsidiary, nor any directors, officers, nor to the Company’s Knowledge, employees, agents or other Persons acting at the direction of or on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company or any Subsidiary: (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (ii) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other material unlawful payment to any foreign or domestic government official or employee.

(cc) Application of Takeover Protections; Rights Agreements. The Company does not currently have in place any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a “change in control” of the Company. The Company and its Board have taken all action necessary to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Charter Documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Purchaser as a direct consequence of the transactions contemplated by the Transaction Documents, including, without limitation, the Company’s issuance of the Shares and the Purchaser’s ownership of the Shares.

(dd) Disclosure.

(i) All of the disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(ii) Any material, non-public information provided to the Purchaser hereunder will be disclosed by the Company in the Press Release as contemplated by Section 4.5 hereof. The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company. No event or circumstance has occurred or information exists with respect to the Company or any Subsidiary or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(ee) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other affiliated entity that is not reflected on or disclosed in the Financial Statements.

(ff) Acknowledgment Regarding Purchase of Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Shares.

(gg) Regulation M Compliance. The Company has not, and to the Company’s Knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares in violation of Regulation M under the Exchange Act, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(hh) FDA and Other Governmental Entities. There is no legal or governmental proceeding to which the Company or any Subsidiary is a party or of which any property or assets of the Company or any Subsidiary is the subject, including any proceeding before the United States Food and Drug Administration (“FDA”), the Centers for Medicare & Medicaid Services (“CMS”) or any other comparable federal, state, local or non-U.S. governmental authority (it being understood that any interaction between the Company and the FDA, CMS or any such comparable governmental authority relating to the product development process or the Company’s laboratory services shall not be deemed proceedings for purposes of this representation), which, singularly or in the aggregate, if determined adversely to the Company or any Subsidiary, would have or would reasonably be expected to have a Material Adverse Effect; and to the Company’s Knowledge, no such Proceedings are threatened or contemplated by any Governmental Entities or threatened by others. The Company and each Subsidiary is in compliance with all applicable federal, state, local and non-U.S. laws, regulations, orders and decrees governing its business as prescribed by the FDA, CMS, or any other federal, state or non-U.S. governmental authority to the extent that they may be engaged in the regulation of the Company’s services, products or product candidates, except where noncompliance would not, singularly or in the aggregate, be reasonably likely to have a Material Adverse Effect. All preclinical studies and clinical trials conducted by or on behalf of the Company and any subsidiary, including those necessary to support approval for commercialization of the Company’s or any Subsidiary’s products or product candidates or to support coverage and reimbursement of the Company’s testing services by demonstrating clinical utility, have been conducted by the Company or any Subsidiary, as applicable, or to the Company’s Knowledge by third parties, in material compliance with all applicable federal, state or non-U.S. laws, rules, orders and regulations.

(ii) OFAC. Neither the Company nor the Bank nor, to the Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not knowingly, directly or indirectly, use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(jj) PFIC Status. Neither the Company nor any of its Subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(kk) No Additional Agreements. Except as set forth herein, the Company has no other agreements or understandings (including, without limitation, side letters) with any other Person to purchase Shares or other shares of Common Stock on terms more favorable to such Person than as set forth herein.

(ll) No General Solicitation or General Advertising. Neither the Company nor any Person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Shares.

(mm) Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

(nn) Change in Control. The issuance of the Shares to the Purchaser as contemplated by this Agreement will not trigger any rights under any “change in control” provision in any agreements to which the Company or any of its Subsidiaries is a party, including any employment, “change in control,” severance or other compensatory agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits.

(oo) Material Contracts. The Company has made available to the Purchaser or its representatives, prior to the date hereof, true, correct, and complete copies of each Material Contract to which the Company or any Subsidiary is a party or subject (whether written or oral, express or implied) as of the date of this Agreement. Each Material Contract is a valid and binding obligation of the Company or its Subsidiary (as applicable) that is a party thereto and, to the Company’s Knowledge, each other party to such Material Contract, except for such failures to be valid and binding as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Each such Material Contract is enforceable against the Company or its Subsidiary (as applicable) that is a party thereto and, to the Company’s Knowledge, each other party to such Material Contract in accordance with its terms (subject in each case to applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a Proceeding of law or at equity), except for such failures to be enforceable as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the Company’s Knowledge, any other party to a Material Contract, is in material default or material breach of a Material Contract and there does not exist any event, condition or omission that would constitute such a default or breach (whether by lapse of time or notice or both), in each case, except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(pp) Public Disclosure. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) on a timely basis or has received a valid extension of such time of filing and has filed any such Public Disclosure prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect and would not have or reasonably be expected to result in any limitation or prohibition, or with respect to Rule 144 further delay, on the Company’s ability to register the Shares for resale on Form S-1 or the Purchaser’s ability to use Rule 144 to resell any Shares. As of their respective filing dates, or to the extent corrected by a subsequent amendment, the Public Disclosure complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the Public Disclosure, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Material Contracts to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any of its Subsidiaries are subject has been filed (or incorporated by reference) as an exhibit to the Public Disclosure.

(qq) Sarbanes-Oxley; Disclosure Controls; ICOFR. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

(rr) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all listing and maintenance requirements of the Principal Trading Market on the date hereof and the issuance of the Shares will not violate any such listing or maintenance requirements.

(ss) Solvency. The Company is not as of the date hereof and, after giving effect to the transactions contemplated hereby at the Closing, will not be, Insolvent. The Company is not entering into this Agreement or the transactions contemplated hereby with the actual intent to hinder, delay or defraud either present or future creditors.

3.2 Representations and Warranties of the Major Shareholders. Each Major Shareholder hereby represents and warrants as of the date hereof and as of the Closing Date to the Purchaser as follows:

(a) Authority. Such Major Shareholder has full power, authority and legal capacity to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by the Major Shareholder of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary action on the part of the Major Shareholder. This Agreement and each Transaction Document has been duly executed by the Major Shareholder, and when delivered by the parties hereto in accordance with the terms hereof and thereof, will constitute the valid and legally binding obligation of the Major Shareholder, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) No Conflicts. The execution, delivery and performance by the Major Shareholder of this Agreement and the consummation by the Major Shareholder of the transactions contemplated hereby will not (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Major Shareholder is a party, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Major Shareholder, except for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Major Shareholder to perform its obligations hereunder.

(c) Litigation. There is no Action, pending or, to the Major Shareholder’s Knowledge, threatened, which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Shares pursuant to this Agreement and the other Transaction Documents or (ii) is reasonably likely to have a Material Adverse Effect, individually or in the aggregate, if there were an unfavorable decision. The Major Shareholder is not nor has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty nor is any Action, to the Major Shareholder’s Knowledge, currently threatened. There has not been, and to the Major Shareholder’s Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company, the Major Shareholder or any current or former director or officer of the Company. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Major Shareholder, which individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(d) Other Agreements. Except as contemplated by or disclosed in the Transaction Documents, such Major Shareholder is not a party to and has no knowledge of any agreements, written or oral, relating to the acquisition, disposition, registration under the Securities Act, or voting of the securities of the Company.

(e) Prior Legal Matters. Such Major Shareholder has not been (i) subject to voluntary or involuntary petition under the federal bankruptcy laws or any state insolvency law or the appointment of a receiver, fiscal agent or similar officer by a court for his business or property; (ii) convicted in a criminal proceeding or named as a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) subject to any order, judgment, or decree (not subsequently reversed, suspended, or vacated) of any court of competent jurisdiction permanently or temporarily enjoining him from engaging, or otherwise imposing limits or conditions on his engagement in any securities, investment advisory, banking, insurance, or other type of business or acting as an officer or director of a public company; or (iv) found by a court of competent jurisdiction in a civil action or by the Commission to have violated any federal or state securities, commodities or unfair trade practices law, which such judgment or finding has not been subsequently reversed, suspended, or vacated.

3.3 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the Cayman Islands with the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof and thereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) No Conflicts. Except as specified in Section 3.3(n), the execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

(c) Investment Intent. The Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to, or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Shares for any minimum period of time and reserves the right at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. The Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Shares to or through any Person.

(d) Purchaser Status. At the time the Purchaser was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e) General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(g) Access to Information. The Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser’s right to rely on the truth, accuracy and completeness of the Financial Statements and Public Disclosure and the Company’s representations and warranties contained in the Transaction Documents. The Purchaser has sought such accounting, legal and Tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Shares.

(h) Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(i) Independent Investment Decision. The Purchaser has independently evaluated the merits of its decision to purchase the Shares pursuant to the Transaction Documents, and the Purchaser confirms that it has not relied on the advice of any other Person’s business and/or legal counsel in making such decision. The Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Shares constitutes legal, Tax or investment advice. The Purchaser has consulted such legal, Tax, and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(j) Reliance on Exemptions. The Purchaser understands that the Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(k) No Governmental Review/Not Deposits and Not Insured. The Purchaser understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(l) Residency. The Purchaser’s office in which its investment decision with respect to the Shares was made is located at the address immediately below the Purchaser’s name set forth in Section 6.3 hereto.

(m) No Outside Discussion of Offering. As of the date of this Agreement, the Purchaser has not discussed the offering with any other party or potential investors (other than the Company, the Major Shareholders, and the Purchaser’s authorized representatives, advisors and counsel), except as expressly permitted under the terms of this Agreement.

(n) Ownership and Transfer of Patent Assets. The Purchaser has exclusive, valid, good and marketable title to, or in the case of leased or subleased Patent Assets, valid and subsisting leasehold interests in, all of the Patent Assets, and such Patent Assets are free and clear of all Liens. The Purchaser has the unrestricted right to contribute, sell, transfer, assign, convey and deliver to the Company all right, title and interest in and to, or in the case of leased or subleased Patent Assets, all right, title and interest in and to the leasehold interest relating to, the Patent Assets without penalty or other adverse consequences, subject to the consent of the parties to the license agreements set forth on Schedule A of the Patent Assignment to transfer such license agreements to the Company.

3.4 No Other Representations. The Company and the Purchaser acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV
COVENANTS; OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Compliance with Laws. Notwithstanding any other provision of this Article IV, the Purchaser covenants that the Shares may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws. In connection with any transfer of the Shares other than (i) pursuant to an effective registration statement, (ii) to the Company, or (iii) pursuant to Rule 144 (provided that the transferor provides the Company with reasonable assurances (in the form of a seller representation letter and, if applicable, a broker representation letter) that such securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company and the Transfer Agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the Transfer Agent, the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration of such Shares under the Securities Act.

(b) Legends. Book-entry statements or stock certificates evidencing the Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c) or applicable Law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF A SELLER REPRESENTATION LETTER AND, IF APPLICABLE, A BROKER REPRESENTATION LETTER) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.

The Company acknowledges and agrees that the Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Shares in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge, but the Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure of such legended Shares. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Shares or for any agreement, understanding or arrangement between the Purchaser and its pledgee or secured party. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Shares subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(c) Removal of Legends. The restrictive legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Purchaser’s designated custodian, if (i) such Shares are registered for resale under the Securities Act, (ii) such Shares are sold or transferred pursuant to Rule 144, or (iii) such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions. Upon Rule 144 becoming available for the resale of Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to the Shares and without volume or manner-of-sale restrictions, the Company shall instruct the Transfer Agent to remove the legend from the Shares and shall cause its counsel to issue any legend removal opinion required by the Transfer Agent. Any fees (with respect to the Transfer Agent, Company counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. If a legend is no longer required pursuant to the foregoing, the Company will no later than three (3) Trading Days following the delivery by the Purchaser to the Transfer Agent (with notice to the Company) of a legended certificate or instrument representing such Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and a representation letter to the extent required by Section 4.1(a), deliver or cause to be delivered to the Purchaser a certificate or instrument (as the case may be) representing the Shares that are free from all restrictive legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c). Certificates for the Shares free from all restrictive legends may be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Purchaser’s designated custodian as directed by the Purchaser.

(d) Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the Securities Act.

4.2 Acknowledgment of Dilution. The Company and each Major Shareholder acknowledges that the issuance of the Shares will result in dilution of the outstanding shares of Common Stock. The Company and each Major Shareholder further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company or the Major Shareholders may have against the Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other shareholders of the Company.

4.3 Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Purchaser at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

4.4 No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser.

4.5 Securities Law Disclosure; Publicity. On or before 5:30 p.m., New York City time, on the fourth (4th) Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents). By 12:00 p.m., Amarillo, Texas time, on the Business Day immediately following execution of this Agreement, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Purchaser disclosing the transactions contemplated hereby. Notwithstanding the foregoing, neither the Company nor any Major Shareholder shall publicly disclose the name of the Purchaser or any Affiliate or investment adviser of the Purchaser, or include the name of the Purchaser or any Affiliate or investment adviser of the Purchaser in any Press Release or in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Purchaser, except to the extent such disclosure is required by applicable Law (including federal securities law), in which case the Company or such Major Shareholder, as applicable, shall provide the Purchaser with prior written notice of such disclosure permitted under this Section 4.5.

4.6 Non-Public Information. Except with the express written consent of the Purchaser and unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information, the Company and each Major Shareholder shall not, and shall cause each Subsidiary and each of their respective officers, directors, employees and agents, not to, and the Purchaser shall not directly solicit the Company, each Major Shareholder, each Subsidiary or any of their respective officers, directors, employees or agents to provide the Purchaser with any material, non-public information regarding the Company or any Subsidiary from and after the filing of the Press Release.

4.7 Indemnification.

(a) Indemnification of the Purchaser. In addition to the indemnity provided in Section 4.23 of this Agreement, if any, the Company and each of the Major Shareholders, jointly and severally, shall indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees, agents and investment advisers (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, employees, agents and investment advisers (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, an “Indemnified Person”) harmless from any and all damages, liabilities, obligations, claims, contingencies, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Indemnified Person may suffer or incur as a result (collectively, “Losses”) of (i) any breach of any of the representations, warranties, covenants or agreements made by the Company or the Major Shareholders in this Agreement or in the other Transaction Documents, (ii) any Proceeding instituted against an Indemnified Person in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company or other third party who is not an Affiliate of such Indemnified Person, with respect to any of the transactions contemplated by this Agreement, or (iii) any Proceeding involving the Company arising out of or related to any event, fact, change, occurrence, development or condition prior to the Closing.

(b) Conduct of Indemnification Proceedings. Promptly after receipt by any Indemnified Person of any notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any Proceeding in respect of which indemnity may be sought pursuant to Section 4.7(a), such Indemnified Person shall promptly notify the Company and the Major Shareholders in writing and the Company and the Major Shareholders shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Person to so notify the Company or any Major Shareholder shall not relieve the Company or each Major Shareholder of its obligations hereunder except to the extent that such failure shall have materially and adversely prejudiced the Company and the Major Shareholders (as finally determined by a court of competent jurisdiction, which determination is not subject to appeal or further review). In any such Proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company or the Major Shareholders and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company and the Major Shareholders shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such Proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. Without the prior written consent of the Indemnified Person, neither the Company nor any Major Shareholder shall effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such Proceeding.

(c) Once a Loss is agreed to by the Company or finally adjudicated to be payable to an Indemnified Person pursuant to this Section 4.7, the Company and the Major Shareholders shall satisfy its indemnification obligations to such Indemnified Person within fifteen (15) days of such agreement or final adjudication by wire transfer of immediately available funds to such Indemnified Person in accordance with wire transfer instructions to be provided by such Indemnified Person.

4.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder and revenues from the Patent Assets pursuant to the Patent Assignment, for expansive growth in the Covid-19 rapid tests business, working capital and general corporate purposes related to such business goals.

4.9 No Change in Control. The Company shall use reasonable best efforts to obtain all necessary irrevocable waivers, adopt any required amendments and make all appropriate determinations so that the issuance of the Shares to the Purchaser will not trigger a “change in control” or other similar provision in any of the agreements to which the Company or any of its Subsidiaries is a party, including without limitation any employment, “change in control,” severance or other agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits.

4.10 Reasonable Efforts. Each of the Company, the Major Shareholders, and the Purchaser agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the Purchaser in doing, all commercially reasonable things necessary, proper or advisable to consummate and make effective, in the most expeditious manner commercially practicable, the transactions contemplated by this Agreement and the Transaction Documents, including using commercially reasonable efforts to accomplish the following: (a) the taking of all reasonable acts necessary to cause the conditions to the Closings to be satisfied; (b) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps necessary to obtain an approval or waiver from, or to avoid an action or Proceeding by, any Governmental Entities; (c) the obtaining of all necessary consents, approvals or waivers from third parties; and (d) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement and the Transaction Documents, including the assignment of the Patent Assets pursuant to the Patent Assignment.

4.11 Notice of Certain Events. Each party hereto shall promptly notify the other party hereto of (a) any event, condition, fact, circumstance, occurrence, transaction or other item of which such party becomes aware prior to the Closing that would constitute a violation or breach of the Transaction Documents (or a breach of any representation or warranty contained herein or therein) or, if the same were to continue to exist as of the Closing Date, would constitute the non-satisfaction of any of the conditions set forth in Sections 5.1 or 5.2 hereof, and (b) any event, condition, fact, circumstance, occurrence, transaction or other item of which such party becomes aware that would have been required to have been disclosed pursuant to the terms of this Agreement had such event, condition, fact, circumstance, occurrence, transaction or other item existed as of the date hereof; provided that delivery of any notice pursuant to this Section 4.11 shall not modify the representations, warranties, covenants, agreements or obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement. Notwithstanding the foregoing, neither party shall be required to take any action that would jeopardize such party’s attorney-client privilege.

4.12 Shareholder Litigation. The Company shall promptly inform the Purchaser of any claim, action, suit, arbitration, mediation, demand, hearing, investigation or Proceeding (“Shareholder Litigation”) against the Company, any Subsidiary or any of the past or present executive officers or directors of the Company or any Subsidiary that is threatened in writing or initiated by or on behalf of any shareholder of the Company in connection with or relating to the transactions contemplated hereby or by the Transaction Documents. The Company shall consult with the Purchaser and keep the Purchaser informed of all material filings and developments relating to any such Shareholder Litigation.

4.13 Conduct of Business.

(a) From the date hereof until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, except as contemplated by this Agreement, the Company will, and will cause its Subsidiaries to: (i) operate their business in the ordinary course consistent with past practice, preserve intact the current business organization of the Company; (ii) use commercially reasonable efforts to retain the services of their employees, consultants and agents; (iii) preserve the current relationships of the Company and its Subsidiaries with material customers and other Persons with whom the Company and its Subsidiaries have and intend to maintain significant relations; (iv) pay all applicable federal, state, local and foreign Taxes when due and payable (other than those Taxes the payment of which the Company challenges in good faith in appropriate proceedings and which are fully reserved for to the extent required by GAAP); (v) maintain, renew, keep in full force and effect and preserve its rights, franchises and licenses and all permits necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted; (vi) comply with all orders, writs, and decrees applicable to it and to the conduct of its business and operations, maintain all of its operating assets in their current condition (normal wear and tear excepted); (vii) refrain from taking or omitting to take any action that would constitute a breach of Section 3.1(k); and (viii) refrain from (A) declaring, setting aside or paying any distributions or dividends on, or making any distributions (whether in cash, securities, or other property) in respect of, any of its capital stock, (B) splitting, combining or reclassifying any of its capital stock or issuing or authorizing the issuance of any other securities in respect of, in lieu of or in substitution for capital stock or any of its other securities, or (C) purchasing, redeeming or otherwise acquiring any capital stock, assets or other securities or any rights, warrants or options to acquire any such capital stock, assets or other securities, other than acquisitions of investment securities in the ordinary course of business.

(b) Without limiting the generality of Section 4.13(a), from the date hereof until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, except as contemplated by this Agreement or otherwise required by law, rule or regulation, or by policies imposed by any governmental entity, without the prior written consent of the Purchaser (which shall not be unreasonably withheld, conditioned or delayed), the Company shall not, and it shall not permit any Subsidiary to:

(i) enter into any significant new line of business or materially change its lending, investment, underwriting, risk and asset liability management, and other banking and operating policies, except as required by applicable Law or policies imposed by any Governmental Entity;

(ii) acquire or agree to acquire by merging or consolidating with, or by purchasing a portion of the equity interests of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof;

(iii) make any capital expenditure in excess of $50,000 individually or in the aggregate;

(iv) sell, lease, license, sublicense, abandon, divest, transfer, cancel, abandon or permit to lapse or expire, dedicate to the public, or otherwise dispose of, or agree to do any of the foregoing, or otherwise dispose of material assets or properties, other than any sale, lease or disposition in the ordinary course of business consistent with past practice;

(v) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for the obligations of, any other Person, except in the ordinary course of business and consistent with past practice, including as to amounts;

(vi) amend (A) its certificate of formation or bylaws or similar organizational documents or (B) any term of any outstanding security issued by the Company or any Subsidiary;

(vii) other than, in each case, in the ordinary course of business and consistent with past practice or required by applicable Law, grant any salary or wage increase or increase any employee benefit, including incentive or bonus payments;

(viii) change any material accounting policies or procedures (including procedures with respect to reserves, revenue recognition, payments of accounts payable and collection of accounts receivable) used by it unless required by the Company’s independent auditors, applicable Law or GAAP;

(ix) settle any litigation involving claims against the Company or any of its Subsidiaries resulting in monetary damages or other payments in excess of $50,000;

(x) fail to use reasonable best efforts to maintain or renew any Owned Intellectual Property that is registered, issued, or the subject of a pending application;

(xi) except in the ordinary course of business consistent with past practices (A) materially modify, amend in a manner that is adverse to the Company or terminate any Material Contract, or (B) enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement without the prior written consent of the Purchaser;

(xii) unless required by applicable Law, (A) make, change or revoke any Tax election, (B) settle or compromise any Tax claim; (C) change (or request to change) any method of accounting for Tax purposes; (D) file any Tax Return other than on a timely basis in the ordinary course, or file any amended Tax Return; (E) waive or extend any statute of limitations in respect of a period within which an assessment or reassessment of Taxes may be issued (other than any extension pursuant to an extension to file any Tax Return); (F) knowingly surrender any claim for a refund of Taxes; or (G) enter into any “closing agreement” as described in Section 7121 of the Code (or any similar requirement of Law) with any Governmental Entity;

(xiii) (A) except to the extent required by applicable Law or by any Employee Benefit Plan disclosed to the Purchaser, grant or announce any material equity or equity-based awards or any other incentive awards or the material increase in the compensation and employee benefits payable or to be provided by the Company or any Subsidiary to any of the employees, directors or other individual service providers of the Company or any Subsidiary, unless the Company provides the Purchaser with prior notice of and consults in good faith with the Purchaser on any such grant or announcement; (B) terminate (other than for cause) any employees of the Company or any Subsidiary, except in the ordinary course of business consistent with past practice with respect to employees with an annual base salary not to exceed $100,000, (C) hire any employees of the Company or any Subsidiary, except in the ordinary course of business consistent with past practice, (D) except to the extent required by applicable Law or by any Employee Benefit Plan disclosed to the Purchaser, pay or agree to pay any pension, retirement allowance or termination or severance pay to any employee, director or other individual service provider of the Company or any Subsidiary, whether past or present, except in the ordinary course of business consistent with past practice, or (E) except as required to ensure that any Employee Benefit Plan is not then out of compliance with applicable Law, adopt, materially amend, materially increase benefits under or terminate any Employee Benefit Plan or any collective bargaining agreement;

(xiv) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution or winding-up;

(xv) enter into any other transaction with any of its directors or executive officers outside the ordinary course of business or any transactions; or

(xvi) authorize, agree or commit or resolve to do any of the foregoing.

4.14 Access; Furnishing Information; Confidentiality.

(a) From and after the date hereof and until the Closing, the Company shall, and shall cause each of its Subsidiaries to afford the officers, directors, employees, attorneys, accountants and other authorized representatives of the Purchaser reasonable access to the management personnel, offices, properties, books and records of the Company and each of its Subsidiaries, other than confidential supervisory information, at such times during regular business hours as the Purchaser may reasonably request upon one (1) Business Days’ notice but not more frequently than once per week, and shall furnish the Purchaser with all financial, business, operating and other data and information (including, but not limited to, the Company’s assets, properties, business and operations) that the Purchaser, through its directors, officers, employees, consultants or agents, may reasonably request; provided, that nothing in this Agreement shall require the furnishing of any information prior to the Closing which would place at risk the ability of the Company or its attorneys to claim attorney-client privilege or work product privilege with respect to any third parties; provided, further, that all information obtained by the Purchaser pursuant to this Section 4.14(a) shall be subject to the Purchaser’s confidentiality obligations set forth in Section 4.14(c) of this Agreement.

(b) In order to enable the Purchaser to sell the Shares under Rule 144 (once Rule 144 becomes available for the resale of securities of the Company), until the earlier of (i) the date that the Shares cease to be Registrable Stock (and for no less than 12 months from the Closing), (ii) the date that is 24 months from the Closing or (iii) the consummation of a Company Business Combination pursuant to which the Company is no longer a reporting company under the Exchange Act, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. If the Company at any time is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144.

(c) Each party to this Agreement will hold, and will use commercially reasonable efforts to cause its respective subsidiaries and their directors, officers, employees, agents, consultants and advisors to hold, in strict confidence, unless disclosure to a Governmental Entity is necessary or appropriate in connection with any necessary regulatory approval, or request for information or similar process, or unless compelled to disclose by judicial or administrative process or, based on the advice of its counsel, by other requirement of law or the applicable requirements of any Governmental Entity (in which case, the party permitted to disclose such information shall, to the extent legally permissible and reasonably practicable, provide the other party with prior written notice of such permitted disclosure), all nonpublic records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the other party hereto furnished to it by such other party or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (i) previously known by such party on a nonconfidential basis, (ii) in the public domain through no fault of such party, or (iii) later lawfully acquired from other sources by the party to which it was furnished), and neither party hereto shall release or disclose such Information to any other person, except its Affiliates, partners, auditors, attorneys, financial advisors, other consultants and advisors with the express understanding that such parties will maintain the confidentiality of the Information and, to the extent permitted above, to auditors and bank and securities regulatory authorities; provided, however, that (1) the Purchaser is permitted to disclose Information to auditors and bank and securities regulatory authorities without prior written notice to the Company in connection with any audit or examination that does not explicitly reference the Company or this Agreement, and (2) the Purchaser may identify the Company and the number and value of the Purchaser’s security holdings in the Company in accordance with applicable investment reporting and disclosure regulations or internal policies without prior notice to or consent from the Company.

4.15 No Additional Issuances. From the date hereof until the Closing Date (or the date of any termination of this Agreement in accordance with its terms), except for the Shares being issued pursuant to this Agreement, the Company shall not issue or agree to issue any additional shares of Common Stock, common stock equivalents or other securities.

4.16 No Solicitation.

(a) During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms and the Closing, the Company and each Major Shareholder shall not, and shall cause each Subsidiary not to, and shall direct its respective employees, agents, officers, directors, representatives and advisors (collectively, “Representatives”) not to, directly or indirectly: (i) solicit, initiate, participate in, enter into or continue discussions, negotiations or transactions with, or encourage or respond to any inquiries or proposals by, or provide any information to or otherwise cooperate in any way with, any Person (other than the Purchaser and its agents, representatives, advisors) concerning any merger, acquisition, consolidation, sale of ownership interests and/or assets of the Company, recapitalization or similar transaction (each, a “Company Business Combination”); (ii) enter into any agreement regarding, continue or otherwise participate in any discussions or negotiations regarding, or cooperate in any way that would otherwise reasonably be expected to lead to a Company Business Combination; or (iii) commence, continue or renew any due diligence investigation regarding a Company Business Combination. In addition, the Company and each Major Shareholder shall, and shall cause its Subsidiaries to, and shall cause their respective Representatives to, immediately cease any and all existing discussions or negotiations with any Person with respect to any Company Business Combination.

(b) Each party shall promptly (and in no event later than twenty-four (24) hours after becoming aware of such inquiry, proposal, offer or submission) notify the other parties if it or, any of its Representatives receives any inquiry, proposal, offer or submission with respect to a Company Business Combination, as applicable (including the identity of the Person making such inquiry or submitting such proposal, offer or submission), after the execution and delivery of this Agreement. If either party or its Representatives receive an inquiry, proposal, offer or submission with respect to a Company Business Combination, as applicable, such party shall provide the other parties with a copy of such inquiry, proposal, offer or submission.

4.17 Resignations of Directors and Officers; Purchaser’s Director Nominees.

(a) The Company shall, at the Closing, deliver or cause to be delivered to the Purchaser the resignation of (a) the directors of the Company, and (b) such officers of the Company as previously requested by the Purchaser, with each such resignation to be effective concurrently with the Closing.

(b) Within three (3) days following the date of this Agreement, the Board shall hold a special meeting of the Board in order to (i) expand the number of directors on the Board from five (5) directors to (7) directors, and (ii) prepare a list of new directors of the Board, including replacement directors each of the existing directors of the Board, each of whom shall be designated by the Purchaser. The parties agree that the Company shall cause the notice of Special Meeting of Shareholders to set forth, and submit for stockholder approval at the Special Meeting, an expanded board of directors comprising the individuals designated by the Purchaser in accordance with this Section 4.17(b).

4.18 Special Meeting; Company Recommendation; Major Shareholders’ Support.

(a) Within ten (10) days following of the date of this Agreement, the Company shall establish a record date (which date shall be mutually agreed with the Purchaser) and duly call and give notice of a special meeting of the shareholders of the Company (the “Special Meeting”) in connection with a vote on the following matters: (i) the adoption of this Agreement and approval of the transactions contemplated by the Transaction Documents; (ii) the issuance of Shares; (iii) the amendment and restatement of the Charter Documents, to among other things, (A) increase the number of authorized shares of Common Stock to three hundred million (300,000,000) shares, which shall be the total amount of capital stock of the Company, (B) rename the Company to “Ainos, Inc.” or any other corporate name designated by the Purchaser; and (C) decrease the number of authorized shares of Preferred Stock to zero (0); (iv) the expansion of the number of directors on the Board and the election of directors, as designated by the parties in accordance with Section 4.17; and (v) any other proposals the parties deem necessary or desirable to consummate the transactions contemplated by the Transaction Documents (collectively, the “Company Shareholder Matters”). The Company and each Major Shareholder shall use its best efforts to obtain the approval of the Company Shareholder Matters at the Special Meeting.

(b) The Company shall include the Company Recommendation in the notice to the shareholders for the Special Meeting. The board of directors of the Company shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, the Company Recommendation (a “Change in Recommendation”); provided, that the board of directors of the Company may make a Change in Recommendation if it determines in good faith, after consultation with its outside legal counsel, that a failure to make a Change in Recommendation would reasonably be expected to constitute a breach by the Company’s board of directors of its fiduciary obligations to the Company’s shareholders under applicable Law. The Company agrees that its obligation to establish a record date for, duly call, give notice of, convene and hold the Special Meeting for the purpose of seeking approval of the Company Shareholder Matters shall not be affected by any Change in Recommendation, and the Company agrees to establish a record date for, duly call, give notice of, convene and hold the Special Meeting and submit for the approval of the Company Shareholder Matters regardless of whether or not there shall have occurred any Change in Recommendation.

(c) From the date hereof until any termination of this Agreement in accordance with its terms, at the Special Meeting (or any meeting of the stockholders of the Company however called) (or any action by written consent in lieu of a meeting) or any adjournment thereof, each Major Shareholder shall vote all shares of Common Stock beneficially owned by the Major Shareholder (the “Major Shareholder Shares”) (or cause them to be voted), or execute written consents in respect thereof, (i) in favor of the adoption of the Company Shareholder Matters and the approval of the transactions contemplated by this Agreement, (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company in this Agreement, (iii) against any Acquisition Proposal, and (iv) against any agreement, amendment of the Charter Documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the sales of the Shares or the other transactions contemplated by this Agreement. Any such vote shall be cast (or consent shall be given) by each Major Shareholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent).

(d) From the date hereof until any termination of this Agreement in accordance with its terms, each Major Shareholder shall not, and shall cause its Affiliates not to, (i) sell, transfer (including by operation of law), give, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, gift, pledge, encumbrance, assignment or other disposition of, any Major Shareholder Shares, (ii) deposit any Major Shareholder Shares into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Major Shareholder Shares, or (iii) take any action that would make any representation or warranty of the Major Shareholder set forth in this Agreement untrue or incorrect in any material respect or have the effect of preventing, disabling or materially delaying the Major Shareholder from performing any of its obligations under this Agreement.

(e) During the time period commencing after the Closing and continuing until the relisting of the Company’s Common Stock as contemplated pursuant to Section 4.19, the Major Shareholders shall not, and shall cause its Affiliates not to, sell, transfer (including by operation of law), give, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, gift, pledge, encumbrance, assignment or other disposition of, any Major Shareholder Shares, at a per share price less than twenty four cents ($0.24) per share of Common Stock.

(f) The Company shall make all required filings with respect to the transactions contemplated hereby including the Special Meeting or any written consent of the Company’s shareholders approving the Company Shareholder Matters under the Securities Act, the Exchange Act, and all other applicable federal and state securities Laws and “blue sky” Laws, including, without limitation, any proxy statement or information statement required to be prepared in connection therewith (the “Required Filings”). As promptly as practicable after the execution of this Agreement, the Company shall prepare and file with the Commission (i) a proxy statement on Schedule 14A to the extent it will solicit proxies for the Special Meeting or (ii) to the extent that it will not solicit proxies for the Special Meeting or will obtain its shareholder approval of the Company Shareholder Matters by written consent, an information statement on Schedule 14C. Each party shall use its reasonable best efforts to ensure that the information supplied or to be supplied by such party specifically for inclusion or incorporation in the Required Filings, at the time any such Required Filing is filed with the Commission, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(g) Prior to Closing, each Major Shareholder shall cause any and all Persons Controlled by such Major Shareholder to execute and deliver to the Purchaser a joinder agreement (in a form reasonably acceptable to the Purchaser) whereby such Person agrees to be bound to the terms and conditions of this Agreement as a Major Shareholder.

4.19 NASDAQ Trading Market Relisting. After the Closing Date, the Company, the Purchaser and each Major Shareholder shall each use their commercially reasonable efforts to cause the Company to be qualified for the listing requirements to list the shares of the Company’s Common Stock on one of the following Trading Markets: the NASDAQ Global Select Market, the NASDAQ Global Market, or the NASDAQ Capital Market and to file an application with the Commission and the applicable NASDAQ Trading Market in connection herewith.

4.20 Additional Working Capital. Following the Closing Date and at any time and from time to time prior to the Trading Market relisting of the Company pursuant to Section 4.19, to the extent that the Company experiences immediate working capital needs, the parties will use their commercially reasonable efforts to enter into an additional agreement whereby the Purchaser will provide the Company with up to an additional three million U.S. dollars ($3,000,000) for working capital purposes, in the form of a loan, or in exchange for additional shares of Common Stock, or other debt or equity securities.

4.21 Voting Agreement. Within twelve (12) months following the date of this Agreement, the Company shall cause each of the principal shareholders of the Company holding ten percent (10%) or more of the issued and outstanding capital stock of the Company, to enter into a voting agreement in which the Purchaser shall have the authority and power to exercise the voting rights of such shareholders at subsequent shareholders meetings of the Company.

4.22 Restrictions on Post-Closing Stock Splits and Company Sales Below FMV. During the time period commencing after the Closing and continuing until the relisting of the Company’s Common Stock as contemplated pursuant to Section 4.19, the Company shall not (a) split, combine, or reclassify any of its capital stock, or (b) issue or agree to issue any additional shares of Common Stock, common stock equivalents or other securities at a per-share-price (determined on an as converted basis) less than eighty percent (80%) of the six (6)-month Trading Day per-share-price average for such security.

4.23           Registration Rights.

(a)           Registration of Shares. Following the Closing Date, the Company shall, as promptly as reasonably practicable, (i) file with the Commission (A) a resale shelf registration statement under the Securities Act on Form S-3 (or any successor short form registration involving a similar amount of disclosure) or if then ineligible to use any such form, then any other available form of registration statement, or (B) pursuant to Rule 424(b) under the Securities Act, a prospectus supplement that shall be deemed to be part of an existing shelf registration statement in accordance with Rule 430B under the Securities Act, in each case for a public offering of the Shares received by the Purchaser (the “Registrable Stock”) to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Registration Statement”) and, in the case of clause (A) above, use commercially reasonable efforts to cause the Registration Statement to become effective within 180 days after the Closing Date, (ii) use commercially reasonable efforts to cause the Registration Statement to remain effective until the earlier of (1) the date when all Registrable Stock covered by the Registration Statement has been sold or (2) the date when all Registrable Stock covered by the Registration Statement first becomes eligible for sale pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder, and (iii) use its reasonable best efforts to prepare and file with the Commission any required amendments to the Registration Statement and the prospectus (including any prospectus supplement) used in connection therewith (“Shelf Prospectus”). Notwithstanding the foregoing, the Company shall have no obligation to register or to maintain the effectiveness of the Registration Statement after all Registrable Stock covered by the Registration Statement first becomes eligible for sale pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder. In the event that the filing deadline contemplated by this Section 4.23(a) shall occur during a trading “blackout” period under the Company’s securities trading policies, then the Company shall not be required to file the Registration Statement contemplated by this Section 4.23(a) until such “blackout” period is no longer applicable. In addition, the Company may postpone for a reasonable period of time, not to exceed 60 days, the filing of a Registration Statement contemplated by this Section 4.23(a) if the Company, in its reasonable good faith judgment (after consultation with its legal advisors), has determined that the offer and sale or other disposition of Registrable Stock pursuant to the Registration Statement would require public disclosure by the Company of material nonpublic information that the Company is not otherwise obligated to disclose, provided, however, that the Company shall file such Registration Statement as soon as reasonably practicable following the lapsing or expiration of the circumstances that led the Company to delay such filing.

(b)           Suspension of Registration. (i) Upon the issuance by the Commission of a stop order suspending the effectiveness of the Registration Statement or the initiation of any legal proceeding with respect to the Registration Statement under Section 8(d) or 8(e) of the Securities Act, or (ii) if the Registration Statement or Shelf Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (including, in any such case, as a result of the non-availability of financial statements), (iii) the Company, in its reasonable good faith judgment, has determined that the offer and sale or other disposition of Registrable Stock would require public disclosure by the Company of material nonpublic information that is not included in the Registration Statement and that immediate disclosure of such information would be materially detrimental to the Company, or (iv) upon the occurrence or existence of any other development, event, fact, situation or circumstance relating to the Company that, in the judgment of a majority of the board of directors of the Company, makes it appropriate to suspend the availability of the Registration Statement and/or Shelf Prospectus, (A)(1) in the case of clause (ii) above, and subject to clauses (iii) and (iv) above, the Company shall as promptly as reasonably practicable prepare and file a post-effective amendment to such Registration Statement or a supplement to the related Shelf Prospectus, as applicable, so that such Registration Statement or Shelf Prospectus, as applicable, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and subject to clause (iii) above, in the case of a post-effective amendment to the Registration Statement, use commercially reasonable efforts to cause it to become effective as promptly as reasonably practicable, and (2) in the case of clause (i) above, use commercially reasonable efforts to cause such stop order to be lifted, and (B) the Company shall give notice to the Purchaser that the availability of such Registration Statement or Shelf Prospectus is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, the Purchaser agrees that it shall not sell any Registrable Stock pursuant to the Registration Statement or Shelf Prospectus until the Purchaser is notified by the Company of the effectiveness of the post-effective amendment to the Registration Statement provided for in clause (A) above, or until it is notified in writing by the Company that the Shelf Prospectus may be used. In connection with any development, event, fact, situation or circumstance covered by clause (iii) above, the Company shall be entitled to exercise its rights pursuant to this Section 4.23(b) to suspend the availability of the Registration Statement and Shelf Prospectus for no more than an aggregate of 60 days in the aggregate in any one year period.

(c)           Registration Expenses. In connection with the performance of its obligations under this Section 4.23(b), the Company shall pay all registration fees under the Securities Act, all printing expenses and all fees and disbursements of the Company’s legal counsel, the Company’s independent registered public accounting firm and any other persons retained by the Company, and any other expenses incurred by the Company. The Purchaser shall pay any discounts, commissions and transfer taxes, if any, attributable to the sale of Registrable Stock and any other expenses (including the fees and expenses of other advisors and agents, if any) incurred by it; provided, however, that the Company shall pay the reasonable and documented out-of-pocket legal fees and expenses of the Purchaser under this Section 4.23(b).

(d)           Purchaser’s Obligations. The Purchaser (i) shall furnish to the Company such information as is required to be included under the Securities Act in the Registration Statement (or any amendment or supplement thereto) or any Shelf Prospectus, (ii) shall comply with the prospectus delivery requirements under the Securities Act in connection with the sale or other distribution of Registrable Stock pursuant to the Registration Statement, and (iii) shall report to the Company all sales or other distributions of Registrable Stock pursuant to the Registration Statement.

(e)           Indemnification and Contribution by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless the Purchaser, the officers, directors, agents, partners, members, managers, stockholders, affiliates and employees of the Purchaser, each person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Damages”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Shelf Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Shelf Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 4.23, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein, or to the extent that such information relates to the Purchaser or the Purchaser’s proposed method of distribution of Registrable Stock and was reviewed and approved in writing by the Purchaser expressly for use in the Registration Statement, such Shelf Prospectus or such form of Shelf Prospectus or in any amendment or supplement thereto or, (B) to the extent that any such Damages arise out of the Purchaser’s (or any other indemnified person’s) failure to send or give a copy of the Shelf Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Stock to such person if such statement or omission was corrected in such Shelf Prospectus or supplement. The Company shall notify the Purchaser promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4.23 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Stock by the Purchaser. If the indemnification provided for in this Section 4.23(e) from the Company is unavailable to an indemnified party hereunder in respect of any Damages, the Company, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages, in such proportion as is appropriate to reflect the relative fault of the Company and indemnified party in connection with the actions which resulted in such Damages, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Company and the Purchaser under this Section 4.23(e) shall survive the completion of any offering or sale of Registrable Stock pursuant to any Registration Statement. Each Major Shareholder shall be jointly and severally responsible with the Company for the indemnification and contribution obligations provided in this Section 4.23.

ARTICLE V
CONDITIONS PRECEDENT TO CLOSING

5.1 Conditions Precedent to the Obligations of the Purchaser to Purchase Shares. The obligation of the Purchaser to acquire the Shares at the Closing is subject to the fulfillment to the Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by the Purchaser:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that expressly speak as of a specific date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction, nor shall there have been any regulatory communication, that prohibits the consummation of any of the transactions contemplated by the Transaction Documents or restricts the Purchaser or any of the Purchaser’s Affiliates from owning or voting any of the Shares in accordance with the terms hereof (including if the Purchaser determines that a filing needs to be made with CFIUS for the transactions contemplated hereby, such filing has been approved by CFIUS).

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares, all of which shall be and remain so long as necessary in full force and effect.

(e) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(f) Termination. This Agreement shall not have been terminated as to the Purchaser in accordance with Section 6.15 herein.

(g) Material Adverse Effect. No Material Adverse Effect shall have occurred since the date of this Agreement.

(h) No Change in Control. The Company shall not have agreed to enter into or entered into (i) any agreement or transaction in order to raise capital, or (ii) any transaction that resulted in, or would result in if consummated, a “change in control” of the Company, in each case, other than in connection with the transactions contemplated by the Transaction Documents.

(i) Shareholder Approval. At the Special Meeting (including any adjournments thereof) or an action by written consent of the majority of the Company’s shareholders, the Company Shareholder Matters shall have been duly adopted by the shareholders of the Company in accordance with the Charter Documents, applicable Law, and applicable Trading Market rules and regulations (the “Shareholder Approval”).

5.2 Conditions Precedent to the Obligations of the Company to sell the Shares. The Company’s obligation to sell and issue the Shares to the Purchaser at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) Representations and Warranties. The representations and warranties made by the Purchaser in Section 3.3 hereof shall be true and correct as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that expressly speak as of a specific date.

(b) Performance. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction, nor shall there have been any regulatory communication, that prohibits the consummation of any of the transactions contemplated by the Transaction Documents (including if the Purchaser determines that a filing needs to be made with CFIUS for the transactions contemplated hereby, such filing has been approved by CFIUS).

(d) Purchaser Deliverables. The Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(e) Termination. This Agreement shall not have been terminated as to the Purchaser in accordance with Section 6.15 herein.

ARTICLE VI
MISCELLANEOUS

6.1 Fees and Expenses. Other than as set forth in the Transaction Documents, the parties hereto shall be responsible for the payment of all expenses incurred by them in connection with the preparation and negotiation of the Transaction Documents and the consummation of the transactions contemplated hereby. The Company shall pay all Transfer Agent fees, stamp Taxes and other Taxes and duties levied in connection with the sale and issuance of the Shares to the Purchaser.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchaser will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail (provided the sender receives a machine-generated confirmation of successful facsimile transmission or e-mail notification or confirmation of receipt of an e-mail transmission) at the facsimile number or e-mail address specified in this Section 6.3 prior to 5:00 p.m., Amarillo, Texas time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 p.m., Amarillo, Texas time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:
Amarillo Biosciences, Inc.

4134 Business Park Drive
Amarillo, Texas 79110
Attention: Stephen T. Chen, Chief Executive Officer
Telephone: (626)407-2570
Facsimile: (806)376-9301
Email: stcacts@amarbio.com; stcacts49@gmail.com

With a copy to:
Amarillo Biosciences, Inc.
Attention: John Junyong Lee, Esq.
468 North Camden Drive, 2nd Floor
Beverly Hills, California 90210
Telephone: (213)300-5220
Facsimile: (213)607-3105
Email: junylee@gmail.com

If to the Purchaser:
Ainos, Inc.

P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road
Grand Cayman, KY1-1205 Cayman Islands
Attention: Tsai Chun Hsien, President
Telephone: +886-37-581999
Facsimile: +886-37-583335
Email: et@tcnt.tw

With a copy to:
Squire Patton Boggs (US) LLP
555 South Flower Street, 31st Floor
Los Angeles, California 90071
Attention: James L. Hsu, Esq.
Telephone: +1 (213) 689-5170
Facsimile: +1 (213) 623-4581
Email: james.hsu@squirepb.com

Da Sheng International Law Firm
9F.-1., No.22, Aigou E. Rd., Zhongzheng District, Taipei 100, Taiwan (R.O.C)
Attention: Jenny Chiu, Esq.
Telephone: +886-920053805
Facsimile: +886-2-23923866
Email: chiujenny1@gmail.com

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Amendments; Waivers; No Additional Consideration. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer or a duly authorized representative of such party. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchaser. The Purchaser may assign its rights hereunder in whole or in part to any (a) Affiliate of the Purchaser, or (b) Person to whom the Purchaser assigns or transfers the Shares in compliance with the Transaction Documents and applicable Law, provided that such transferee shall agree in writing to be bound, with respect to the transferred Shares, by the terms and conditions of this Agreement that apply to the Purchaser.

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than Indemnified Persons.

6.8 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced on an exclusive basis in the courts of the State of Delaware and the United States District Courts located in the city of Wilmington (the “Delaware Courts”). Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such Delaware Courts, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9 Survival. The representations, warranties, agreements, and covenants contained herein shall survive the Closing and the delivery of the Shares as follows: (a) the representations and warranties of the Company and each Major Shareholder set forth in Sections 3.1(a), 3.1(b), 3.1(c), 3.1(d), 3.1(e), 3.1(f), 3.1(g), 3.1(i), 3.1(s), 3.1(w), 3.1(cc), 3.1(ff), 3.1(hh), 3.1(kk), 3.1(gg), 3.1(rr) and 3.2 shall survive indefinitely, (b) the representations and warranties of the Company set forth in Sections 3.1(j), 3.1(m), 3.1(ss) shall survive for the applicable statute of limitations, and (c) all other representations and warranties of the Company set forth in Section 3.1 shall survive for a period of twenty-four (24) months following the Closing and the delivery of the Shares. The representations and warranties of the Purchaser set forth in Section 3.3 shall not survive the Closing.

6.10 Execution. This Agreement may be executed in two (2) or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Replacement of Shares. If any certificate or instrument evidencing any of the Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third party costs associated with the issuance of such replacement such Shares. If a replacement certificate or instrument evidencing any of the Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company may be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.14 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser pursuant to any Transaction Document or the Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15 Termination.

(a) This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the Closing:

(i) by the written consent of the Company and the Purchaser;

(ii) by the Purchaser upon written notice to the Company, if the Closing has not been consummated on or prior to 11:59 p.m., Eastern Time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.15(a)(ii) shall not be available to the Purchaser if its failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time;

(iii) by the Purchaser or the Company, upon written notice to the other party, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement and such order, decree, injunction or other action shall have become final and nonappealable;

(iv) by the Purchaser, upon written notice to the Company, if (A) there has been a breach of any representation, warranty, covenant or agreement made by the Company or any Major Shareholder in this Agreement, or any such representation or warranty shall have become untrue after the date of this Agreement, in each case such that a closing condition in Section 5.1(a) or Section 5.1(b) would not be satisfied or (B) there has been a Material Adverse Effect since the date of the Agreement and such event, circumstance, change or occurrence shall be incapable of being cured within fifteen (15) days after such event, circumstance, change or occurrence;

(v) by the Company, upon written notice to the Purchaser, if there has been a breach of any representation, warranty, covenant or agreement made by the Purchaser in this Agreement, or any such representation or warranty shall have become untrue after the date of this Agreement, in each case such that a closing condition in Section 5.1(a) or Section 5.1(b) would not be satisfied with respect to the Purchaser;

(vi) by the Purchaser, if the Company directly or indirectly effects, causes to be effected, or enters into any definitive agreement to effect any transaction with a third-party with respect to an Acquisition Proposal or that would reasonably be expected to result in a “change in control” of the Company;

(vii) by the Purchaser if, prior to the Special Meeting (including any adjournments thereof), the Company’s Board shall have made a Change in Recommendation; or

(viii) by the Purchaser or the Company if, at the Special Meeting (including any adjournments thereof), the Company Shareholder Matters are not duly adopted by the shareholders of the Company by the requisite vote under applicable Law and the Charter Documents.

(b) Nothing in this Section 6.15 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. Upon a termination in accordance with this Section 6.15, the Company and the Purchaser shall not have any further obligation or liability (including arising from such termination) to the other.

6.16 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.17 Adjustments in Common Stock Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AMARILLO BIOSCIENCES, INC.

By: /s/ Stephen T. Chen__________________
Name: Stephen T. Chen
Title: President Chief Executive Officer, and Chief Financial Officer

AINOS, INC.

By: /s/ Tsai Chun Hsien __________________
Name: Tsai Chun Hsien
Title: President

MAJOR SHAREHOLDERS:

/s/ Stephen T. Chen
Stephen T. Chen, individually and as Trustee of
Stephen T. Chen and Virginia M. Chen Living Trust, dated April 12, 2018

/s/ Virginia M. Chen
Virginia M. Chen, individually and as Trustee of
Stephen T. Chen and Virginia M. Chen Living Trust, dated April 12, 2018

/s/ Hung Lan Lee, by Shih-Hsein Kuo as attorney-in-fact
Hung Lan Lee

[Signature Page to Securities Purchase Agreement]

EXHIBITS

A:
Form of Company’s Legal Opinion

B:
Form of Company’s Secretary’s Certificate

C:
Form of Company’s Officer’s Certificate

D:
Form of Purchaser’s Officer’s Certificate

E:
Form of Patent Assignment

EXHIBIT A

Form of Company’s Legal Opinion

1.
The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas.

2.
The Company has the corporate power and authority to execute and deliver and to perform its obligations under the Transaction Documents, including, without limitation, to issue the Shares.

3.
Each of the Transaction Documents has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchaser, each of the Transaction Documents constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

4.
The execution and delivery by the Company of each of the Transaction Documents and the performance by the Company of its obligations under such agreements, including its issuance and sale of the Shares, do not and will not: (a) result in any violation of the Restated Certificate of Formation or Bylaws of the Company, (b) require any consent, approval, license or exemption by, order or authorization of, or filing, recording or registration by the Company with any federal or state governmental authority which has not been received or made, (c) violate any court order, judgment or decree, if any, (d) violate or conflict with, or result in any contravention of, any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject or by which any property or asset of the Company is bound or affected, or (e) result in a breach of, or constitute a default under, any Material Contract.

5.
As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of Preferred Stock, par value $0.01 per share. Immediately upon the Closing (after giving effect to the sale and issuance of the Shares at the Closing in accordance with the Securities Purchase Agreement), the authorized capital stock of the Company consists of (i) 300,000,000 shares of Common Stock, par value $0.01, [141,116,351] of which are issued and outstanding as of the Closing and [5,109,617] of which are reserved for issuance pursuant to warrants, convertible notes or options and (ii) [no shares of Preferred Stock shall be authorized].

6.
The Shares being delivered to the Purchaser pursuant to the Securities Purchase Agreement have been duly and validly authorized and, when issued, delivered and paid for as contemplated in the Securities Purchase Agreement, will be duly and validly issued, fully paid and non-assessable, and free of any preemptive right or similar rights contained in the Company’s Restated Certificate of Formation or Bylaws.

7.
As of the date hereof, the holders of shares of Common Stock are not entitled to preemptive rights arising solely by operation of (i) the Governing Documents or (ii) the Texas Corporations Laws.

Exhibit A | Page 1

8.
No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required in connection with the execution, delivery or performance of the Transaction Documents by the Company, or in connection with the issuance or sale of the Shares by the Company to the Purchaser, except (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of this Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act of 1933, as amended, (iv) the filing of any requisite notices and/or application(s) to the Nasdaq Capital Market for the issuance and sale of the Shares and the listing of the Shares for trading thereon in the time and manner required thereby, (v) the Required Filings required in accordance with Section 4.18 of the Purchase Agreement, (vi) the Stockholder Approval, and (vii) those that have been made or obtained prior to the date hereof.

9.
It is not necessary in connection with the offer and sale of the Shares to the Purchaser under the Securities Purchase Agreement to register the Shares under the Securities Act of 1933, as amended, assuming the accuracy of the representations and warranties of the Purchaser in the Securities Purchase Agreement.

10.
To our actual knowledge, there is no litigation or any governmental proceeding involving the Company, pending or threatened, that challenges the validity or enforceability of the Securities Purchase Agreement, or seeks to enjoin the performance of the Securities Purchase Agreement by the Company.

Exhibit A | Page 2

EXHIBIT B

Form of Company's Secretary’s Certificate

The undersigned hereby certifies that [he][she] is the duly elected, qualified and acting Corporate Secretary of Amarillo Biosciences, Inc., a Texas corporation (the “Company”), and that as such [he][she] is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of December 24, 2020, by and between the Company and Ainos, Inc., a Cayman Islands corporation (the “Securities Purchase Agreement”), and further certifies in [his][her] official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

1.
Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board at a meeting held on December [_], 2020, which represent all of the resolutions approving the transactions contemplated by the Securities Purchase Agreement and the issuance of the Shares. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.
Attached hereto as Exhibit B is a true, correct and complete copy of the Restated Certificate of Formation the Company, together with all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Restated Certificate of Formation, the same being in full force and effect in the attached form as of the date hereof.

3.
Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company, together with all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4.
Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature

Stephen T. Chen	President, CEO, and CFO	_________________________
John Junyong Lee	Secretary	_________________________

Exhibit B | Page 1

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this [__] day of [______], 2021.

______________________________ John Junyong Lee Secretary

I, Stephen T. Chen, the President and Chief Executive Officer of the Company, hereby certify that John Junyong Lee is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

______________________________ Stephen T. Chen President and Chief Executive Officer

Exhibit B | Page 2

EXHIBIT C

Form of Company’s Officer’s Certificate

The undersigned, the President, Chief Executive Officer and Chief Financial Officer of Amarillo Biosciences, Inc., a Texas corporation (the “Company”), pursuant to Section 2.2(a)(vi) of the Securities Purchase Agreement, dated as of December 24, 2020, by and between the Company and Ainos, Inc., a Cayman Islands corporation (the “Securities Purchase Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

1.           The representations and warranties of the Company contained in the Securities Purchase Agreement are true and correct as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that expressly speak as of a specific date.

2.           The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

IN WITNESS WHEREOF, the undersigned have executed this certificate this [__] day of [_____], 2021.

______________________________ Stephen T. Chen President and Chief Executive Officer

Exhibit C | Page 1

 EXHIBIT D

Form of Purchaser’s Officer’s Certificate

The undersigned, the President and Chief Executive Officer of Ainos, Inc., a Cayman Islands corporation (the “Purchaser”), pursuant to Section 2.2(b)(vi) of the Securities Purchase Agreement, dated as of December 24, 2020, by and between the Company and Purchaser (the “Securities Purchase Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

1.           The representations and warranties of the Purchaser contained in the Securities Purchase Agreement are true and correct as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that expressly speak as of a specific date.

2.           The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

IN WITNESS WHEREOF, the undersigned have executed this certificate this [__] day of [_______], 2021.

______________________________ Name: Tsai Chun Hsien President and Chief Executive Officer

Exhibit D | Page 1

EXHIBIT E

Form of Patent Assignment

This Patent Assignment (this “Patent Assignment”) is made and effective as of [______], 2021 (the “Effective Date”) by Ainos, Inc., a Cayman Islands corporation having a principal place of business at 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1-1205 Cayman Islands (“Assignor”). Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement (as defined below) shall have the meanings given to such terms in the Purchase Agreement.

RECITALS

WHEREAS, Assignor is the sole owner of all rights, title and interest in and to the patents, patent applications, and patent license agreement set forth in Schedule A attached hereto (collectively, the “Patent Assets”);

WHEREAS, Assignor and Amarillo Biosciences, Inc., a Texas corporation having a principal place of business at 4134 Business Park Drive, Amarillo, Texas 79110 (“Assignee”), have entered into that certain Securities Purchase Agreement, dated as of December 24, 2020, by and among Assignee, Assignor, and each of the Major Shareholders named therein (the “Securities Purchase Agreement”); and

WHEREAS, it is a condition to closing the transactions contemplated by the Securities Purchase Agreement that Assignor execute and deliver this Patent Assignment to Assignee in connection with the sale, transfer and conveyance by Assignor to Assignee of Assignor’s right, title and interest to the Patent Assets pursuant to Sections 2.1(d) and  2.2(b)(iii) the Securities Purchase Agreement.

NOW, THEREFORE, IN CONSIDERATION of the good and valuable consideration that Assignor receives under the Securities Purchase Agreement, the receipt and sufficiency of which consideration Assignor hereby acknowledges:

1.           Assignor hereby sells, assigns, transfers and conveys to Assignee, the entire worldwide right, title and interest of Assignor (a) in, to and under the Patent Assets (including without limitation, rights to damages and payments for past, present and future infringements or misappropriations), and all continuations, divisionals, substitutions, reexaminations, post-opposition foreign counterpart patents and applications, reissues and extensions thereof, if any, existing on the Effective Date; and (b) in, to and under all rights to apply in any or all countries of the world for patents, certificates of inventions or other governmental grants on the Patent Assets, including the right to apply for patents pursuant to the International Convention for the Protection of Industrial Property or pursuant to any other convention, treaty, agreement or understanding.

Exhibit E | Page 1

2.           Assignor hereby authorizes and requests the applicable governmental agencies, whose duty it is to issue patents and applications as aforesaid, to record Assignee as the owner of the Patent Assets, to the same extent as held by Assignor, and to issue all Letters Patent for such Patent Assets in the name of Assignee, as assignee of the entire right, title and interest in, to and under the Patent Assets.

3.           Assignor hereby covenants and agrees to cooperate as commercially reasonable (and at Assignee’s expense) with Assignee to enable Assignee to exercise all the right, title and interest conveyed herein. Such cooperation by Assignor shall include executing any petitions, oaths, specifications, declarations or other papers, and any other assistance reasonably necessary for perfecting in Assignee the right, title and interest herein conveyed.

4.           Assignor hereby covenants and agrees that if Assignor after the Effective Date receives any business revenues in connection with the Patent Assets, Assignor will promptly so advise Assignee, will segregate and hold such business revenues in trust for the benefit of Assignee and will promptly deliver such funds to an account or accounts designated by Assignee.

5.           Assignor hereby represents and warrants that Assignor has not entered and will not enter into any assignment, contract or understanding that would result in the assignment of less than the entire right, title and interest to the Patent Assets assigned hereby.

6.           The terms and covenants of this Patent Assignment shall inure to the benefit of Assignee, its successors, assigns and other legal representatives, and shall be binding upon Assignor, its successors, assigns, and legal representatives.

7.           This Patent Assignment shall be governed by the internal law of Taiwan, R.O.C., without regard to conflict of law principles that would result in the application of any law other than the law of Taiwan, R.O.C.

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[SIGNATURE PAGE FOLLOWS]

Exhibit E | Page 2

IN WITNESS WHEREOF, Assignor has caused this Patent Assignment to be executed on its behalf by its duly authorized officer as of the Effective Date.

ASSIGNOR: AINOS, INC.

By:
Name:
Title:

Exhibit E | Page 3

SCHEDULE A

PATENT ASSETS

Owned Patents

A GAS SENSOR AND MANUFACTURE METHOD THEREOF	Taiwan Patent No.: I565944
MEDICAL VENTILATOR CAPABLE OF ANALYZING INFECTION AND BACTERIA OF PNEUMONIA VIA GAS IDENTIFICATION	Taiwan Patent No.: I565945
GAS DETECTOR	Taiwan Patent No.: D183554

Licensed Patents

MEDICAL VENTILATOR CAPABLE OF ANALYZING INFECTION AND BACTERIA OF PNEUMONIA VIA GAS IDENTIFICATION	Japan Patent No.: JP 6392811 B2
GAS DETECTOR	China Patent No.: CN 304042244 S

 Exhibit E | Page 4

 Appendix B

AMARILLO BIOSCIENCES, INC. RESTATED CERTIFICATE OF FORMATION

ARTICLE I

AMARILLO BIOSCIENCES, INC. (the “Corporation”), pursuant to the provisions of the Texas Business Organizations Code (the “Code”), hereby adopts a Restated Certificate of Formation which accurately states the text of the Certificate of Formation and all amendments thereto that are in effect to date and as further amended by such Restated Certificate of Formation as hereinafter set forth and which contains no other change in any provision thereof except for information permitted to be omitted by the Code. This document becomes effective when filed by the Secretary of State. The Corporation is a Texas for-profit corporation formed June 26, 1984, file number 71028800.

ARTICLE II

The Certificate of Formation of the Corporation is amended by this Restated Certificate of Formation as follows:

Article One is amended to change the name of the Corporation from AMARILLO BIOSCIENCES, INC. to AINOS, INC.

Article Three is amended to (a) to change reference of the Texas Business Corporate Act to the Texas Business Organizations Code under Article Three, Subsection (1), and to delete Subsections (2) through and including (6).

Article Four is amended to grant the Corporation authority to issue Three Hundred Million (300,000,000) shares of common stock, one cent ($0.01) par value.

Article Six is amended to be deleted in its entirety.

Article Seven is amended to delete the Corporation’s registered office at 4134 Business Park Drive, Amarillo, Texas 79110 and delete Bernard Cohen as registered agent and to substitute therefor, as the registered office of the Corporation and as the registered agent.

Article Eight is amended to show only the names and addresses of the current Board of Directors of the Corporation.

ARTICLE III

The amendments made by this Restated Certificate of Formation have been effected in conformity with the provisions of the Code and such Restated Certificate of Formation

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and the amendments made by thereto were duly adopted by the shareholders of the Corporation on the____________day of _____________, 2021.

ARTICLE IV

The number of shares of the Corporation outstanding at the time of such adoption was ___________________and the number entitled to vote thereon was____________________. The number of shares voted for such amendments as__________________and the number of shares voted against such amendments was__________________.

ARTICLE V

The amendments effect no change in the amount of stated capital of the Corporation.

ARTICLE VI

The Certificate of Formation and all amendments and supplements thereto are hereby superseded by the following Restated Certificate of Formation which accurately copies the entire text thereof and as amended as above set forth:

ARTICLE ONE

The name of the Corporation is AINOS, INC.

ARTICLE TWO

The period of duration of the Corporation is perpetual.

ARTICLE THREE

The purpose or purposes for which the Corporation is organized are to transact all lawful business of every kind and character for which a corporation may be incorporated under the Texas Business Organizations Code.

ARTICLE FOUR

The Corporation shall have authority to issue Three Hundred Million (300,000,000) share of common stock, one cent ($0.01) par value.

No holder of shares of any class of the Corporation shall have the preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class, whether such shares shall be hereby or hereafter authorized; and no holder of shares of any class of the Corporation shall have any right to acquire any shares which may be held in the Treasury of the Corporation. All such additional or Treasury shares may be sold for such consideration, at such time, and to such person or persons as the Board of Directors may from time to time determine.

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The Corporation may purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted capital surplus available therefore and unrestricted reduction surplus available therefore.

The right to cumulate votes in the election of directors is expressly prohibited.

ARTICLE FIVE

The Corporation shall have the authority to issue Ten Million (10,000,000) shares of preferred stock, one cent ($0.01) par value. The Board of Directors of the Corporation shall have authority to establish series of the unissued preferred stock of the Corporation by affixing and determining the designations, preferences, limitations, and relative rights, including voting rights, of the shares of any series so established to the same extent that such designations, preferences, limitatiohns and relative rights could be stated if fully set forth in this Restated Certificate of Formation.

ARTICLE SIX

Deleted.

ARTICLE SEVEN

The address of the Corporation’s registered office is__________________and the name of its registered agent is____________________.

ARTICLE EIGHT

The names and addresses of the Directors of the Corporation are:

CHUN-HSIEN TSAI
Ainos, Inc.
P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road
Grand Cayman, KY1-1205 Cayman Islands

TING-CHUAN LEE
Ainos, Inc.
P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road
Grand Cayman, KY1-1205 Cayman Islands

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CHUNG-YI TSAI
Ainos, Inc.
P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road
Grand Cayman, KY1-1205 Cayman Islands

CHUNG-JUNG TSAI
Ainos, Inc.
P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road
Grand Cayman, KY1-1205 Cayman Islands

HSIU-CHEN CHIU
Ainos, Inc.
P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road
Grand Cayman, KY1-1205 Cayman Islands

YAO-CHUNG CHIANG
Ainos, Inc.
P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road
Grand Cayman, KY1-1205 Cayman Islands

WEN-HAN CHANG
Ainos, Inc.

P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road
Grand Cayman, KY1-1205 Cayman Islands

ARTICLE NINE

With respect to a matter for which the affirmative vote of the holders of a specificed portion of the shares entitled to vote is required by the Texas Business Organizations Code (the “Code”), the affirmative vote of the holders of fifty-one percent (51%) of the shares entitled to vote on that matter is required for shareholder action on that matter. With respect to a matter for which the affirmative vote of the holders of a specified portion of the shares of a class or series is required by the Code, the affirmative vote of the holders of fifty-one percent (51%) of the shares of that class or series is required for action of the holders of that class or series on that matter.

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ARTICLE TEN

Except as otherwise provided by the Code, the shareholders of the Corporation are authorized to take any action required or authorized to be taken under the Code or the governing documents of this Corporation at an annual or special meeting of the shareholders of the Corporation, without holding a meeting, providing notice, or taking a vote if shareholders of the Corporation having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes, sign consent or consents stating the action taken.

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Execution

The undersigned affirms that the person designated as registered agent in the Restated Certificate of Formation has consented to the appointment. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: __________________________________	AMARILLO BIOSCIENCES, INC. [Renamed AINOS, INC.]

______________________________________
John Junyong Lee Secretary

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